UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781
                                   ----------

                              TEMPLETON FUNDS, INC.
                             ----------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ---------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/05
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS

Templeton World Fund




                                                                 AUGUST 31, 2005





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                   ANNUAL REPORT AND SHAREHOLDER LETTER GLOBAL
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[GRAPHIC OMITTED]
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                              TEMPLETON WORLD FUND

                                     (LOGO)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series
                                [GRAPHIC OMITTED]

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.


 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the annual report

                     Contents

SHAREHOLDER LETTER ......  1


ANNUAL REPORT

Templeton World Fund ....  3

Performance Summary .....  8

Your Fund's Expenses .... 12

Financial Highlights and
Statement of Investments  14

Financial Statements .... 23

Notes to Financial
Statements .............. 26

Report of Independent
Registered Public
Accounting Firm ......... 35


Tax Designation ......... 36

Board Members
and Officers ............ 41

Shareholder Information . 47


Annual Report

Templeton World Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton World Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets.


----------------------------------------------------------
GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/05


              EDGAR REPRESENTATION OF DATA USED IN PRINTED DOCUMENT

                                [GRAPHIC OMITTED]

Europe ............................................  34.6%
Asia ..............................................  27.6%
North America .....................................  25.0%
Australia & New Zealand ...........................   2.3%
Middle East & Africa ..............................   1.7%
Latin America .....................................   1.4%
Short-Term Investments & Other Net Assets .........   7.4%
----------------------------------------------------------

--------------------------------------------------------------------------------

  PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

We are pleased to bring you Templeton World Fund's annual report for the fiscal year ended August 31, 2005.


PERFORMANCE OVERVIEW

For the 12 months under review, Templeton World Fund - Class A posted a 23.91% cumulative total return. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted an 18.69% total return for the same period. 1 In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page 8. For the 10-year period ended August 31, 2005, Templeton World Fund - Class A delivered a 157.56% cumulative total return,


1. Source: Standard &Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                                                               Annual Report | 3

TOP 10 COUNTRIES
Based on Equity Securities
8/31/05

-------------------------------------
                           % OF TOTAL
                           NET ASSETS
-------------------------------------
  U.S.                          22.0%
-------------------------------------
  U.K.                          17.1%
-------------------------------------
  Japan                          7.9%
-------------------------------------
  Hong Kong                      7.1%
-------------------------------------
  South Korea                    6.3%
-------------------------------------
  Netherlands                    4.0%
-------------------------------------
  Germany                        3.2%
-------------------------------------
  Switzerland                    3.2%
-------------------------------------
  Bermuda                        2.7%
-------------------------------------
  France                         2.5%
-------------------------------------


compared with the MSCI World Index's 109.64% cumulative total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research.


ECONOMIC AND MARKET OVERVIEW

The global economic recovery continued in the 12-month period ended August 31, 2005, at a pace that appeared to defy prior expectations of a global slowdown. U.S. gross domestic product (GDP) has expanded during fifteen consecutive quarters, with an annualized growth rate at or above 3.3% in each of the past nine. Apart from western Europe, foreign growth also appeared to be beating the expectations of a slowdown. China's industrial production and GDP expanded at annualized rates of 16.4% and 9.5% for the first half of 2005, and Japan's economic outlook seemed brighter after GDP grew 4.9% and 3.3% annualized in the first and second quarters of 2005. 2 More recently, Japanese domestic demand continued to recover underpinned by strengthening private consumption and business investment.

Oil prices remained a major concern for the global economy as they climbed higher, reaching a record price of almost $70 per barrel in August. 3 Rising energy costs impacted companies and sentiment around the world. Continental European economic growth lagged as consumer and business sentiment were weak for a number of reasons in addition to high energy costs. This region continued to face political and economic integration issues. Unemployment in Germany and France remained at or above 10%. 4 Largely in consideration of these factors, the European Central Bank (ECB) revised its growth expectations for the 12-nation euro zone. The ECB lowered its 2005 GDP growth estimate to a more modest range of 1.1% to 1.7% from a December 2004 forecast of 1.4% to 2.4%. In the political arena, France and the Netherlands defeated a referendum to adopt a European constitution, raising some uncertainty about the European Union's political future.

Despite the predominantly weak outlook for the European economy, many European equity markets performed well during the fiscal year. In the 12-month period, European equity markets returned 26.06%, as measured by the MSCI Europe Index, using the local currencies of this index's constituents. 5


2. Sources: National Bureau of Statistics, China; Economic and Social Research Institute (Japan).
3. Source: Bloomberg Energy/Commodity Service.
4. Sources: Deutsche Bundesbank (Germany); INSEE National Statistics Office (France). Unemployment data for France as of 7/31/05.
5. Source: Standard & Poor's Micropal. The MSCI Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Europe.


4 |  Annual Report

The MSCI Pacific Index, which includes Japan, returned 17.50% in local currencies over the same period. 6 U.S. markets, as measured by the MSCI USA Index, returned 13.24%. 7 While the U.S. dollar depreciated in the foreign exchange market in the first half of the period, it appreciated in the latter half. Overall for the year under review, foreign currency conversion had little effect on European and Pacific region investment returns.


INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon.


MANAGER'S DISCUSSION

During the 12 months under review, Templeton World Fund's robust performance was mostly the result of strong stock selection from a variety of different sectors and regions from around the world. More than 80% of the positions held during the period contributed to Fund performance. The financial and energy sectors were the Fund's largest contributing sectors during the fiscal year, as interest rates remained low and global economic growth rates continued to surge despite soaring energy prices. 8 However, an underweighted stake in the energy sector relative to the Fund's benchmark, the MSCI World Index, hindered overall Fund performance. Although the majority of the Fund's positive returns were achieved outside the U.S., the currency effect on Fund performance was minimal. Instead, many of the Fund's top holdings benefited from strong underlying business growth, which resulted in healthy stock appreciation during the review period. Eight of the Fund's top ten contributors to performance on a portfolio-weighted basis were non-U.S.-based, with the majority of the top contributors split between Asia and Europe as shown in the table to the right.



TOP 10 CONTRIBUTORS TO PERFORMANCE
8/31/05

-----------------------------------------
  COMPANY
  SECTOR/INDUSTRY, COUNTRY
-----------------------------------------
  Cheung Kong Holdings Ltd.
   REAL ESTATE, HONG KONG
-----------------------------------------
  Kookmin Bank
   COMMERCIAL BANKS, SOUTH KOREA
-----------------------------------------
  BP PLC
   OIL, GAS & CONSUMABLE FUELS, U.K.
-----------------------------------------
  Royal Dutch Shell PLC, A & B
   OIL, GAS & CONSUMABLE FUELS, U.K.
-----------------------------------------
  Hutchison Whampoa Ltd.
   INDUSTRIAL CONGLOMERATES, HONG KONG
-----------------------------------------
  CIGNA Corp.
   HEALTH CARE PROVIDERS & SERVICES, U.S.
-----------------------------------------
  PetroChina Co. Ltd., H
   OIL, GAS & CONSUMABLE FUELS, CHINA
-----------------------------------------
  Shinhan Financial Group Co. Ltd.
   COMMERCIAL BANKS, SOUTH KOREA
-----------------------------------------
  Repsol YPF SA
   OIL, GAS & CONSUMABLE FUELS, SPAIN
-----------------------------------------
  Noble Corp.
   ENERGY EQUIPMENT & SERVICES, U.S.
-----------------------------------------


6. Source: Standard & Poor's Micropal. The MSCI Pacific Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the Pacific region.

7. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

8. In the SOI, the financials sector comprises capital markets, commercial banks, diversified financial services, insurance, real estate, thrifts and mortgage finance; the energy sector comprises energy equipment and services, and oil, gas and consumable fuels.


                                                               Annual Report | 5

In line with our investment strategy, Templeton analysts often find value in regions or industries rebounding from crisis. For example, Korean bank stocks rebounded strongly this past year from the government's crackdown on credit card lending in its attempt to contain the country's growing credit bubble in 2002. As a result, Kookmin Bank and Shinhan Financial Group were among the banks we considered undervalued that contributed strongly to Fund performance. Another example is leading health care insurance provider, CIGNA, one of the top contributors to Fund performance during the review period. CIGNA bounced back from a dismal 2002, when it misstated its membership by approximately 900,000 subscribers after the company had difficulty converting its technology platforms. For the year under review, CIGNA's stock price appreciated 73%.

Although in the past we have stayed away from investing in Japanese bank stocks due to a combination of valuations and lack of confidence in balance sheets, we recently added Sumitomo Mitsui Financial Group and Mitsubishi Tokyo Financial Group to the portfolio. During the period, Japanese bank stock valuations reached what we considered were compelling levels. Furthermore, as many banks wrote off loan losses equivalent to 13% of Japan's GDP, balance sheets were the healthiest they had been in 15 years. Japanese banks continued to benefit from many of the factors U.S. money center banks experienced in the 1991-1993 recovery in the U.S., such as lower provisions, capital gains and lower taxation.

Our positions in paper and forest products companies Stora Enso and UPM-Kymmene detracted from the Fund's relative performance during the review period. While the past 12 months were generally positive for the broader materials sector, the paper and forest products industry did not perform well due to a poor near-term pricing environment. 9 We based our positive assessments of these companies on their low valuations, in addition to strong cyclical balance sheets, and healthy dividend yields. As with many cyclical industries and consistent with our strategy, we believe the ideal time to purchase a stock is when the outlook is bleakest. Despite near-term concerns, we continued to hold shares in both companies as our long-term opinion of these stocks remained favorable at period-end. Pressured by rising energy and raw materials costs, our position in containers and packaging company Pactiv also dragged on Fund performance.


TOP 10 INDUSTRIES
Based on Equity Securities
8/31/05

-------------------------------------------
                                 % OF TOTAL
                                 NET ASSETS
-------------------------------------------
  Media                                8.5%
-------------------------------------------
  Oil, Gas & Consumable Fuels          8.5%
-------------------------------------------
  Pharmaceuticals                      6.6%
-------------------------------------------
  Insurance                            6.2%
-------------------------------------------
  Commercial Banks                     5.3%
-------------------------------------------
  Real Estate                          5.2%
-------------------------------------------
  Software                             5.0%
-------------------------------------------
  Capital Markets                      4.1%
-------------------------------------------
  Wireless Telecommunication Services  3.5%
-------------------------------------------
  Industrial Conglomerates             3.3%
-------------------------------------------


TOP 10 EQUITY HOLDINGS
8/31/05

-------------------------------------------
  COMPANY                        % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY       NET ASSETS
-------------------------------------------
  Cheung Kong Holdings Ltd.            3.8%
   REAL ESTATE, HONG KONG
-------------------------------------------
  Hutchison Whampoa Ltd.               2.3%
   INDUSTRIAL CONGLOMERATES, HONG KONG
-------------------------------------------
  Royal Dutch Shell PLC, A & B         2.1%
   OIL, GAS & CONSUMABLE FUELS, U.K.
-------------------------------------------
  Samsung Electronics Co. Ltd.         2.1%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, SOUTH KOREA
-------------------------------------------
  Merrill Lynch & Co. Inc.             1.9%
   CAPITAL MARKETS, U.S.
-------------------------------------------
  DIRECTV Group Inc.                   1.7%
   MEDIA, U.S.
-------------------------------------------
  Vodafone Group PLC                   1.7%
   WIRELESS TELECOMMUNICATION
   SERVICES, U.K.
-------------------------------------------
  British Sky Broadcasting Group PLC   1.6%
   MEDIA, U.K.
-------------------------------------------
  BP PLC                               1.6%
   OIL, GAS & CONSUMABLE FUELS, U.K.
-------------------------------------------
  GlaxoSmithKline PLC                  1.6%
   PHARMACEUTICALS, U.K.
-------------------------------------------


9. In the SOI, the materials sector comprises chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products.


6 |  Annual Report

Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.



/s/  JEFFREY A. EVERETT

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton World Fund


[PHOTO
OMITTED]



THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

Performance Summary as of 8/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------
  CLASS A  (SYMBOL: TEMWX)                                 CHANGE           8/31/05          8/31/04
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.14            $18.92           $16.78
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.3189
-----------------------------------------------------------------------------------------------------
  Short-Term Capital Gain               $0.0026
-----------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $1.2524
-----------------------------------------------------------------------------------------------------
        TOTAL                           $1.5739
-----------------------------------------------------------------------------------------------------
  CLASS B  (SYMBOL: TWDBX)                                 CHANGE           8/31/05          8/31/04
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.08            $18.61           $16.53
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1982
-----------------------------------------------------------------------------------------------------
  Short-Term Capital Gain               $0.0026
-----------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $1.2524
-----------------------------------------------------------------------------------------------------
        TOTAL                           $1.4532
-----------------------------------------------------------------------------------------------------
  CLASS C  (SYMBOL: TEWTX)                                 CHANGE           8/31/05          8/31/04
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.05            $18.42           $16.37
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1929
-----------------------------------------------------------------------------------------------------
  Short-Term Capital Gain               $0.0026
-----------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $1.2524
-----------------------------------------------------------------------------------------------------
        TOTAL                           $1.4479
-----------------------------------------------------------------------------------------------------

Templeton World Fund paid distributions derived from long-term capital gains totaling $1.2524 per share in October and December 2004. The Fund designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).


8 |  Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              23.91%          26.21%           157.56%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          16.81%           3.53%             9.28%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,681         $11,896           $24,278
----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                     17.49%           4.94%             9.34%
----------------------------------------------------------------------------------------------------
  CLASS B                                                1-YEAR          5-YEAR   INCEPTION (1/1/99)
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              22.99%          21.60%            55.36%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          18.99%           3.64%             6.83%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,899         $11,960           $15,536
----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                     19.71%           5.07%             7.21%
----------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR           10-YEAR
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              23.00%          21.56%           138.65%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          22.00%           3.98%             9.09%
----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,200         $12,156           $23,865
----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                     22.72%           5.40%             9.16%
----------------------------------------------------------------------------------------------------


PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.



AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS A                     8/31/05
-------------------------------------
  1-Year                       16.81%
-------------------------------------
  5-Year                        3.53%
-------------------------------------
  10-Year                       9.28%
-------------------------------------




CLASS A (9/1/95-8/31/05)

              EDGAR REPRESENTATION OF DATA USED IN PRINTED DOCUMENT

                                [GRAPHIC OMITTED]

Period       Templeton World Fund      MSCI World Index 5           CPI 5
9/1/95              $9,426                $10,000                 $10,000
9/30/95             $9,651                $10,293                 $10,020
10/31/95            $9,310                $10,133                 $10,052
11/30/95            $9,552                $10,487                 $10,046
12/31/95            $9,687                $10,795                 $10,039
1/31/96            $10,070                $10,993                 $10,098
2/29/96            $10,096                $11,062                 $10,131
3/31/96            $10,233                $11,248                 $10,183
4/30/96            $10,499                $11,514                 $10,222
5/31/96            $10,610                $11,526                 $10,242
6/30/96            $10,603                $11,587                 $10,249
7/31/96            $10,226                $11,179                 $10,268
8/31/96            $10,532                $11,310                 $10,288
9/30/96            $10,766                $11,755                 $10,320
10/31/96           $10,948                $11,839                 $10,353
11/30/96           $11,548                $12,504                 $10,373
12/31/96           $11,765                $12,306                 $10,373
1/31/97            $12,128                $12,457                 $10,405
2/28/97            $12,277                $12,602                 $10,438
3/31/97            $12,213                $12,355                 $10,464
4/30/97            $12,490                $12,761                 $10,477
5/31/97            $13,151                $13,551                 $10,471
6/30/97            $13,827                $14,229                 $10,484
7/31/97            $14,523                $14,887                 $10,497
8/31/97            $13,976                $13,893                 $10,517
9/30/97            $14,929                $14,650                 $10,543
10/31/97           $13,711                $13,881                 $10,569
11/30/97           $13,727                $14,129                 $10,562
12/31/97           $14,028                $14,303                 $10,549
1/31/98            $14,003                $14,704                 $10,569
2/28/98            $14,929                $15,701                 $10,589
3/31/98            $15,738                $16,367                 $10,608
4/30/98            $15,754                $16,529                 $10,628
5/31/98            $15,212                $16,324                 $10,647
6/30/98            $15,012                $16,714                 $10,661
7/31/98            $15,045                $16,690                 $10,674
8/31/98            $12,885                $14,466                 $10,687
9/30/98            $12,902                $14,725                 $10,700
10/31/98           $14,059                $16,058                 $10,726
11/30/98           $14,834                $17,016                 $10,726
12/31/98           $14,871                $17,850                 $10,719
1/31/99            $14,722                $18,243                 $10,746
2/28/99            $14,414                $17,760                 $10,759
3/31/99            $15,413                $18,502                 $10,791
4/30/99            $16,981                $19,234                 $10,870
5/31/99            $16,402                $18,534                 $10,870
6/30/99            $17,187                $19,401                 $10,870
7/31/99            $16,962                $19,346                 $10,903
8/31/99            $16,934                $19,314                 $10,929
9/30/99            $16,533                $19,129                 $10,981
10/31/99           $16,544                $20,126                 $11,001
11/30/99           $17,378                $20,695                 $11,007
12/31/99           $19,053                $22,373                 $11,007
1/31/00            $17,932                $21,094                 $11,040
2/29/00            $17,850                $21,154                 $11,105
3/31/00            $18,798                $22,619                 $11,197
4/30/00            $17,891                $21,665                 $11,203
5/31/00            $17,646                $21,119                 $11,216
6/30/00            $18,431                $21,833                 $11,275
7/31/00            $18,533                $21,221                 $11,302
8/31/00            $19,236                $21,914                 $11,302
9/30/00            $18,533                $20,751                 $11,360
10/31/00           $17,943                $20,406                 $11,380
11/30/00           $17,497                $19,170                 $11,387
12/31/00           $18,292                $19,483                 $11,380
1/31/01            $18,570                $19,861                 $11,452
2/28/01            $17,815                $18,185                 $11,498
3/31/01            $16,705                $16,994                 $11,524
4/30/01            $17,471                $18,254                 $11,570
5/31/01            $17,671                $18,028                 $11,622
6/30/01            $17,138                $17,465                 $11,642
7/31/01            $16,627                $17,235                 $11,609
8/31/01            $16,316                $16,411                 $11,609
9/30/01            $14,818                $14,967                 $11,661
10/31/01           $15,499                $15,256                 $11,622
11/30/01           $16,559                $16,160                 $11,602
12/31/01           $16,811                $16,264                 $11,557
1/31/02            $16,528                $15,773                 $11,583
2/28/02            $16,528                $15,639                 $11,629
3/31/02            $17,365                $16,334                 $11,694
4/30/02            $17,433                $15,785                 $11,759
5/31/02            $17,648                $15,822                 $11,759
6/30/02            $16,845                $14,865                 $11,766
7/31/02            $15,589                $13,614                 $11,779
8/31/02            $15,431                $13,642                 $11,818
9/30/02            $13,802                $12,145                 $11,838
10/31/02           $14,634                $13,043                 $11,857
11/30/02           $15,673                $13,749                 $11,857
12/31/02           $14,768                $13,086                 $11,831
1/31/03            $14,413                $12,690                 $11,884
2/28/03            $13,852                $12,473                 $11,975
3/31/03            $13,474                $12,439                 $12,047
4/30/03            $14,734                $13,550                 $12,021
5/31/03            $15,822                $14,331                 $12,001
6/30/03            $16,143                $14,584                 $12,014
7/31/03            $16,739                $14,883                 $12,027
8/31/03            $17,323                $15,208                 $12,073
9/30/03            $17,369                $15,305                 $12,112
10/31/03           $18,278                $16,216                 $12,099
11/30/03           $18,592                $16,467                 $12,067
12/31/03           $19,698                $17,504                 $12,054
1/31/04            $20,422                $17,789                 $12,112
2/29/04            $20,819                $18,093                 $12,178
3/31/04            $20,516                $17,980                 $12,256
4/30/04            $19,908                $17,622                 $12,296
5/31/04            $19,943                $17,794                 $12,368
6/30/04            $20,270                $18,167                 $12,407
7/31/04            $19,488                $17,579                 $12,387
8/31/04            $19,593                $17,663                 $12,394
9/30/04            $20,072                $18,003                 $12,420
10/31/04           $20,551                $18,448                 $12,485
11/30/04           $22,036                $19,425                 $12,492
12/31/04           $22,777                $20,173                 $12,446
1/31/05            $22,354                $19,722                 $12,472
2/28/05            $23,393                $20,356                 $12,544
3/31/05            $22,777                $19,971                 $12,642
4/30/05            $22,354                $19,548                 $12,727
5/31/05            $22,636                $19,910                 $12,714
6/30/05            $23,034                $20,091                 $12,721
7/31/05            $24,073                $20,798                 $12,780
8/31/05            $24,278                $20,964                 $12,845

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS B                     8/31/05
-------------------------------------
  1-Year                       18.99%
-------------------------------------
  5-Year                        3.64%
-------------------------------------
  Since Inception (1/1/99)      6.83%
-------------------------------------


CLASS B (1/1/99-8/31/05)

              EDGAR REPRESENTATION OF DATA USED IN PRINTED DOCUMENT

                                [GRAPHIC OMITTED]

Period       Templeton World Fund      MSCI World Index 5           CPI 5
1/1/99             $10,000                $10,000                 $10,000
1/31/99             $9,900                $10,220                 $10,024
2/28/99             $9,692                 $9,950                 $10,037
3/31/99            $10,358                $10,366                 $10,067
4/30/99            $11,400                $10,776                 $10,140
5/31/99            $10,998                $10,383                 $10,140
6/30/99            $11,525                $10,869                 $10,140
7/31/99            $11,362                $10,838                 $10,171
8/31/99            $11,331                $10,820                 $10,195
9/30/99            $11,061                $10,717                 $10,244
10/31/99           $11,050                $11,275                 $10,262
11/30/99           $11,604                $11,594                 $10,268
12/31/99           $12,715                $12,534                 $10,268
1/31/00            $11,955                $11,818                 $10,299
2/29/00            $11,900                $11,851                 $10,360
3/31/00            $12,523                $12,672                 $10,445
4/30/00            $11,907                $12,137                 $10,451
5/31/00            $11,743                $11,831                 $10,464
6/30/00            $12,256                $12,231                 $10,519
7/31/00            $12,318                $11,889                 $10,543
8/31/00            $12,776                $12,277                 $10,543
9/30/00            $12,297                $11,626                 $10,598
10/31/00           $11,901                $11,432                 $10,616
11/30/00           $11,602                $10,740                 $10,622
12/31/00           $12,120                $10,915                 $10,616
1/31/01            $12,298                $11,127                 $10,683
2/28/01            $11,786                $10,188                 $10,726
3/31/01            $11,045                 $9,520                 $10,750
4/30/01            $11,549                $10,227                 $10,793
5/31/01            $11,668                $10,100                 $10,842
6/30/01            $11,312                 $9,785                 $10,860
7/31/01            $10,963                 $9,656                 $10,830
8/31/01            $10,756                 $9,194                 $10,830
9/30/01             $9,762                 $8,385                 $10,879
10/31/01           $10,204                 $8,547                 $10,842
11/30/01           $10,894                 $9,054                 $10,824
12/31/01           $11,050                 $9,112                 $10,781
1/31/02            $10,862                 $8,837                 $10,805
2/28/02            $10,855                 $8,761                 $10,848
3/31/02            $11,402                 $9,151                 $10,909
4/30/02            $11,440                 $8,843                 $10,970
5/31/02            $11,567                 $8,864                 $10,970
6/30/02            $11,035                 $8,328                 $10,976
7/31/02            $10,210                 $7,627                 $10,988
8/31/02            $10,097                 $7,643                 $11,025
9/30/02             $9,024                 $6,804                 $11,043
10/31/02            $9,567                 $7,307                 $11,062
11/30/02           $10,237                 $7,703                 $11,062
12/31/02            $9,640                 $7,331                 $11,037
1/31/03             $9,399                 $7,110                 $11,086
2/28/03             $9,029                 $6,988                 $11,171
3/31/03             $8,780                 $6,969                 $11,239
4/30/03             $9,587                 $7,591                 $11,214
5/31/03            $10,296                 $8,029                 $11,196
6/30/03            $10,500                 $8,170                 $11,208
7/31/03            $10,877                 $8,338                 $11,220
8/31/03            $11,254                 $8,520                 $11,263
9/30/03            $11,269                 $8,574                 $11,300
10/31/03           $11,859                 $9,085                 $11,287
11/30/03           $12,050                 $9,225                 $11,257
12/31/03           $12,761                 $9,806                 $11,245
1/31/04            $13,227                 $9,966                 $11,300
2/29/04            $13,472                $10,136                 $11,361
3/31/04            $13,266                $10,073                 $11,434
4/30/04            $12,868                 $9,872                 $11,470
5/31/04            $12,876                 $9,969                 $11,538
6/30/04            $13,082                $10,178                 $11,574
7/31/04            $12,578                 $9,848                 $11,556
8/31/04            $12,631                 $9,895                 $11,562
9/30/04            $12,929                $10,086                 $11,586
10/31/04           $13,226                $10,335                 $11,647
11/30/04           $14,178                $10,883                 $11,653
12/31/04           $14,651                $11,301                 $11,611
1/31/05            $14,367                $11,049                 $11,635
2/28/05            $15,027                $11,404                 $11,702
3/31/05            $14,617                $11,188                 $11,794
4/30/05            $14,342                $10,951                 $11,873
5/31/05            $14,509                $11,154                 $11,861
6/30/05            $14,759                $11,256                 $11,867
7/31/05            $15,411                $11,651                 $11,922
8/31/05            $15,536                $11,745                 $11,983


10 |  Annual Report

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS C                     8/31/05
-------------------------------------
  1-Year                       22.00%
-------------------------------------
  5-Year                        3.98%
-------------------------------------
  10-Year                       9.09%
-------------------------------------


CLASS C (9/1/95-8/31/05)

              EDGAR REPRESENTATION OF DATA USED IN PRINTED DOCUMENT

                                [GRAPHIC OMITTED]

Period  Templeton World Fund - Class C  MSCI World Index             CPI
09/01/1995         $10,000                $10,000                 $10,000
09/30/1995         $10,233                $10,293                 $10,020
10/31/1995          $9,861                $10,133                 $10,052
11/30/1995         $10,112                $10,487                 $10,046
12/31/1995         $10,252                $10,795                 $10,039
01/31/1996         $10,653                $10,993                 $10,098
02/29/1996         $10,673                $11,062                 $10,131
03/31/1996         $10,805                $11,248                 $10,183
04/30/1996         $11,074                $11,514                 $10,222
05/31/1996         $11,192                $11,526                 $10,242
06/30/1996         $11,178                $11,587                 $10,249
07/31/1996         $10,770                $11,179                 $10,268
08/31/1996         $11,088                $11,310                 $10,288
09/30/1996         $11,323                $11,755                 $10,320
10/31/1996         $11,513                $11,839                 $10,353
11/30/1996         $12,134                $12,504                 $10,373
12/31/1996         $12,350                $12,306                 $10,373
01/31/1997         $12,727                $12,457                 $10,405
02/28/1997         $12,877                $12,602                 $10,438
03/31/1997         $12,795                $12,355                 $10,464
04/30/1997         $13,081                $12,761                 $10,477
05/31/1997         $13,758                $13,551                 $10,471
06/30/1997         $14,458                $14,229                 $10,484
07/31/1997         $15,173                $14,887                 $10,497
08/31/1997         $14,593                $13,893                 $10,517
09/30/1997         $15,579                $14,650                 $10,543
10/31/1997         $14,294                $13,881                 $10,569
11/30/1997         $14,302                $14,129                 $10,562
12/31/1997         $14,602                $14,303                 $10,549
01/31/1998         $14,566                $14,704                 $10,569
02/28/1998         $15,526                $15,701                 $10,589
03/31/1998         $16,354                $16,367                 $10,608
04/30/1998         $16,363                $16,529                 $10,628
05/31/1998         $15,782                $16,324                 $10,647
06/30/1998         $15,570                $16,714                 $10,661
07/31/1998         $15,597                $16,690                 $10,674
08/31/1998         $13,351                $14,466                 $10,687
09/30/1998         $13,360                $14,725                 $10,700
10/31/1998         $14,548                $16,058                 $10,726
11/30/1998         $15,344                $17,016                 $10,726
12/31/1998         $15,364                $17,850                 $10,719
01/31/1999         $15,207                $18,243                 $10,746
02/28/1999         $14,882                $17,760                 $10,759
03/31/1999         $15,905                $18,502                 $10,791
04/30/1999         $17,497                $19,234                 $10,870
05/31/1999         $16,897                $18,534                 $10,870
06/30/1999         $17,694                $19,401                 $10,870
07/31/1999         $17,448                $19,346                 $10,903
08/31/1999         $17,409                $19,314                 $10,929
09/30/1999         $16,986                $19,129                 $10,981
10/31/1999         $16,987                $20,126                 $11,001
11/30/1999         $17,828                $20,695                 $11,007
12/31/1999         $19,536                $22,373                 $11,007
01/31/2000         $18,375                $21,094                 $11,040
02/29/2000         $18,279                $21,154                 $11,105
03/31/2000         $19,238                $22,619                 $11,197
04/30/2000         $18,301                $21,665                 $11,203
05/31/2000         $18,034                $21,119                 $11,216
06/30/2000         $18,833                $21,833                 $11,275
07/31/2000         $18,918                $21,221                 $11,302
08/31/2000         $19,632                $21,914                 $11,302
09/30/2000         $18,897                $20,751                 $11,360
10/31/2000         $18,284                $20,406                 $11,380
11/30/2000         $17,819                $19,170                 $11,387
12/31/2000         $18,622                $19,483                 $11,380
01/31/2001         $18,887                $19,861                 $11,452
02/28/2001         $18,115                $18,185                 $11,498
03/31/2001         $16,974                $16,994                 $11,524
04/30/2001         $17,735                $18,254                 $11,570
05/31/2001         $17,931                $18,028                 $11,622
06/30/2001         $17,378                $17,465                 $11,642
07/31/2001         $16,848                $17,235                 $11,609
08/31/2001         $16,525                $16,411                 $11,609
09/30/2001         $15,004                $14,967                 $11,661
10/31/2001         $15,676                $15,256                 $11,622
11/30/2001         $16,735                $16,160                 $11,602
12/31/2001         $16,977                $16,264                 $11,557
01/31/2002         $16,686                $15,773                 $11,583
02/28/2002         $16,686                $15,639                 $11,629
03/31/2002         $17,513                $16,334                 $11,694
04/30/2002         $17,571                $15,785                 $11,759
05/31/2002         $17,781                $15,822                 $11,759
06/30/2002         $16,954                $14,865                 $11,766
07/31/2002         $15,684                $13,614                 $11,779
08/31/2002         $15,509                $13,642                 $11,818
09/30/2002         $13,866                $12,145                 $11,838
10/31/2002         $14,694                $13,043                 $11,857
11/30/2002         $15,734                $13,749                 $11,857
12/31/2002         $14,806                $13,086                 $11,831
01/31/2003         $14,443                $12,690                 $11,884
02/28/2003         $13,869                $12,473                 $11,975
03/31/2003         $13,495                $12,439                 $12,047
04/30/2003         $14,736                $13,550                 $12,021
05/31/2003         $15,812                $14,331                 $12,001
06/30/2003         $16,128                $14,584                 $12,014
07/31/2003         $16,714                $14,883                 $12,027
08/31/2003         $17,287                $15,208                 $12,073
09/30/2003         $17,322                $15,305                 $12,112
10/31/2003         $18,218                $16,216                 $12,099
11/30/2003         $18,514                $16,467                 $12,067
12/31/2003         $19,604                $17,504                 $12,054
01/31/2004         $20,315                $17,789                 $12,112
02/29/2004         $20,694                $18,093                 $12,178
03/31/2004         $20,386                $17,980                 $12,256
04/30/2004         $19,770                $17,622                 $12,296
05/31/2004         $19,782                $17,794                 $12,368
06/30/2004         $20,102                $18,167                 $12,407
07/31/2004         $19,320                $17,579                 $12,387
08/31/2004         $19,403                $17,663                 $12,394
09/30/2004         $19,865                $18,003                 $12,420
10/31/2004         $20,319                $18,448                 $12,485
11/30/2004         $21,783                $19,425                 $12,492
12/31/2004         $22,504                $20,173                 $12,446
01/31/2005         $22,064                $19,722                 $12,472
02/28/2005         $23,087                $20,356                 $12,544
03/31/2005         $22,465                $19,971                 $12,642
04/30/2005         $22,038                $19,548                 $12,727
05/31/2005         $22,284                $19,910                 $12,714
06/30/2005         $22,673                $20,091                 $12,721
07/31/2005         $23,670                $20,798                 $12,780
08/31/2005         $23,865                $20,964                 $12,845


ENDNOTES


THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge. 2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


                                                              Annual Report | 11

Your Fund's Expenses


As a Fund shareholder, you can incur two types of costs:

O Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and
O Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.



------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                  VALUE 2/28/05      VALUE 8/31/05   PERIOD* 2/28/05-8/31/05
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,037.80                $5.55
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,019.76                $5.50
------------------------------------------------------------------------------------------------------
  CLASS B
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,033.90                $9.38
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,015.98                $9.30
------------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,033.70                $9.38
------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,015.98                $9.30
------------------------------------------------------------------------------------------------------


*Expenses are equal to the annualized expense ratio for each class (A: 1.08%;
B: 1.83%; and C: 1.83%) multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 13

Templeton World Fund

FINANCIAL HIGHLIGHTS


                                                                -------------------------------------------------------------
                                                                                       YEAR ENDED AUGUST 31,
CLASS A                                                               2005         2004         2003        2002        2001
                                                                -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................      $16.78       $15.12       $13.64      $14.70      $18.87
                                                                -------------------------------------------------------------
Income from investment operations:

 Net investment income a .....................................        0.25         0.22         0.18        0.17d       0.29
 Net realized and unrealized gains (losses) ..................        3.46         1.74         1.46       (0.96)d     (3.04)
                                                                -------------------------------------------------------------
Total from investment operations .............................        3.71         1.96         1.64       (0.79)      (2.75)
                                                                -------------------------------------------------------------
Less distributions from:
 Net investment income .......................................       (0.32)       (0.30)       (0.16)      (0.27)      (0.27)
 Net realized gains ..........................................       (1.25)          --           --          --       (1.15)
                                                                -------------------------------------------------------------
Total distributions ..........................................       (1.57)       (0.30)       (0.16)      (0.27)      (1.42)
Redemption fees ..............................................          -- c         -- c         -- c        --          --
                                                                -------------------------------------------------------------
Net asset value, end of year .................................      $18.92       $16.78       $15.12      $13.64      $14.70
                                                                =============================================================



Total return b ...............................................      23.91%       13.10%       12.27%     (5.43)%    (15.18)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................  $7,988,364   $6,924,779   $6,419,826  $6,161,235  $7,102,237

Ratios to average net assets:

 Expenses ....................................................       1.08%        1.11%        1.11%       1.08%      1.09%

 Net investment income .......................................       1.41%        1.32%        1.40%       1.15%d      1.79%

Portfolio turnover rate ......................................      24.13%       37.58%       43.91%       44.56%     24.91%





a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge.
c Amount is less than $0.01 per share.
d Effective September 1,
2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
  Net investment income per share ...............................       $(0.01)
  Net realized and unrealized (gains/losses) per share ..........         0.01
  Ratio of net investment income to average net assets ..........        (0.08)%
  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


14  |  See notes to financial statements.  |  Annual Report

Templeton World Fund

                                                                 ------------------------------------------------------------
                                                                                      YEAR ENDED AUGUST 31,
                                                                 ------------------------------------------------------------
CLASS B                                                               2005         2004         2003        2002        2001
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................    $16.53       $14.92       $13.46      $14.51      $18.66
                                                                 ------------------------------------------------------------
Income from investment operations:
 Net investment income a .......................................      0.12         0.10         0.09        0.06d       0.17
 Net realized and unrealized gains (losses) ....................      3.41         1.71         1.44       (0.95)d     (3.01)
                                                                 ------------------------------------------------------------
Total from investment operations ...............................      3.53         1.81         1.53       (0.89)      (2.84)
                                                                 ------------------------------------------------------------
Less distributions from:
 Net investment income .........................................     (0.20)       (0.20)       (0.07)      (0.16)      (0.16)
 Net realized gains ............................................     (1.25)          --           --          --       (1.15)
                                                                 ------------------------------------------------------------
Total distributions ............................................     (1.45)       (0.20)       (0.07)      (0.16)      (1.31)
                                                                 ------------------------------------------------------------
Redemption fees ................................................        -- c         -- c         -- c        --          --
                                                                 ------------------------------------------------------------
Net asset value, end of year ...................................    $18.61       $16.53       $14.92      $13.46      $14.51
                                                                 ============================================================

Total return b .................................................    22.99%       12.24%       11.46%     (6.12)%    (15.82)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................   $60,564      $49,419      $37,166     $29,311     $25,743
Ratios to average net assets:
 Expenses ......................................................     1.83%        1.86%        1.86%       1.83%      1.83%
 Net investment income .........................................     0.66%        0.57%        0.65%       0.40%d     1.08%
Portfolio turnover rate ........................................    24.13%       37.58%       43.91%      44.56%     24.91%





a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge.
c Amount is less than $0.01 per share.
d Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
  Net investment income per share ..................................... $(0.01)
  Net realized and unrealized (gains/losses) per share ................   0.01
  Ratio of net investment income to average net assets ................  (0.08)%
  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                         Annual Report | See notes to financial statements. | 15

Templeton World Fund

                                                                 ------------------------------------------------------------
                                                                                    YEAR ENDED AUGUST 31,
CLASS C                                                               2005         2004         2003        2002        2001
                                                                 ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................     $16.37       $14.77       $13.31      $14.34      $18.43
                                                                 ------------------------------------------------------------
Income from investment operations:
 Net investment income a ......................................       0.11         0.09         0.09        0.06 d      0.17
 Net realized and unrealized gains (losses) ...................       3.38         1.70         1.43       (0.94) d    (2.98)
                                                                 ------------------------------------------------------------
Total from investment operations ..............................       3.49         1.79         1.52       (0.88)      (2.81)
                                                                 ------------------------------------------------------------
Less distributions from:
 Net investment income ........................................      (0.19)       (0.19)       (0.06)      (0.15)      (0.13)
 Net realized gains ...........................................      (1.25)          --           --          --       (1.15)
                                                                 ------------------------------------------------------------
Total distributions ...........................................      (1.44)       (0.19)       (0.06)      (0.15)      (1.28)
                                                                 ------------------------------------------------------------
Redemption fees ...............................................         -- c         -- c         -- c        --          --
                                                                 ------------------------------------------------------------
Net asset value, end of year ..................................     $18.42       $16.37       $14.77      $13.31      $14.34
                                                                 ============================================================

Total return b ................................................     23.00%       12.24%       11.46%     (6.15)%    (15.83)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $351,430     $295,009     $270,417    $264,751    $313,538
Ratios to average net assets:
 Expenses .....................................................      1.83%        1.86%        1.86%       1.83%       1.83%
 Net investment income ........................................      0.66%        0.57%        0.65%       0.40% d     1.04%
Portfolio turnover rate .......................................     24.13%       37.58%       43.91%      44.56%      24.91%





a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge.
c Amount is less than $0.01 per share.
d Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
  Net investment income per share ..................................... $(0.01)
  Net realized and unrealized (gains/losses) per share ................   0.01
  Ratio of net investment income to average net assets ................  (0.08)%
  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.




16 |  See notes to financial statements.  |  Annual Report

Templeton World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2005


---------------------------------------------------------------------------------------------------------------------------
                                                          INDUSTRY                        SHARES                VALUE
----------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 89.8%
    ARGENTINA 0.4%
a   Inversiones y Representacion SA, GDR                  Real Estate                     2,894,489           $  35,168,041
                                                                                                              --------------
    AUSTRALIA 1.9%
    BHP Billiton Ltd. ..................                Metals & Mining                   2,679,941              41,356,740
    National Australia Bank Ltd. .......               Commercial Banks                   1,961,503              46,322,019
    Qantas Airways Ltd. ................                   Airlines                      28,843,188              69,833,487
                                                                                                              --------------
                                                                                                                157,512,246
                                                                                                              --------------
    BERMUDA 2.7%
a   Accenture Ltd., A ..................                  IT Services                     1,753,740              42,791,256
    ACE Ltd. ...........................                   Insurance                      2,588,800             114,968,608
    XL Capital Ltd., A .................                   Insurance                      1,044,952              72,624,164
                                                                                                              --------------
                                                                                                                230,384,028
                                                                                                              --------------
    CHINA 2.4%
a   Bank of Communications Ltd. ........               Commercial Banks                  30,725,000              13,540,641
a,b Bank of Communications Ltd., 144A .               Commercial Banks                   7,678,000               3,383,728
    China Mobile (Hong Kong) Ltd., ADR .      Wireless Telecommunication Services           100,000               2,185,000
    China Mobile (Hong Kong) Ltd., fgn.       Wireless Telecommunication Services        19,616,800              84,811,396
    Guangdong Electric Power
     Development Co. Ltd., B ........... Independent Power Producers & Energy Traders    16,090,315               7,701,836
    PetroChina Co. Ltd., H .............          Oil, Gas & Consumable Fuels           110,289,000              89,404,528
                                                                                                              --------------
                                                                                                                201,027,129
                                                                                                              --------------
    FINLAND 1.7%
    Stora Enso OYJ, R (EUR/FIM Traded) .            Paper & Forest Products               5,913,360              81,319,640
    UPM-Kymmene Corp. ..................            Paper & Forest Products               2,867,590              57,295,212
                                                                                                              --------------
                                                                                                                138,614,852
                                                                                                              --------------
    FRANCE 2.5%
    Sanofi-Aventis .....................                Pharmaceuticals                   1,380,621             117,832,971
    Societe BIC SA .....................        Commercial Services & Supplies              621,001              36,641,204
    Valeo SA ...........................                Auto Components                   1,282,164              52,627,550
                                                                                                              --------------
                                                                                                                207,101,725
                                                                                                              --------------
    GERMANY 2.6%
    Deutsche Post AG ...................            Air Freight & Logistics               3,158,400              79,739,083
    E.ON AG ............................              Electric Utilities                    473,140              45,166,547
    Siemens AG .........................           Industrial Conglomerates                 543,470              41,390,321
    Volkswagen AG ......................                  Automobiles                       999,200              52,560,286
                                                                                                              --------------
                                                                                                                218,856,237
                                                                                                              --------------
    HONG KONG 7.1%
    Cheung Kong Holdings Ltd. ..........                  Real Estate                    29,587,451             320,938,555
    Hang Lung Group Ltd. ...............                  Real Estate                     1,345,000               2,526,748
    Hutchison Whampoa Ltd. .............           Industrial Conglomerates              19,512,060             192,568,502


                                                              Annual Report | 17

Templeton World Fund

---------------------------------------------------------------------------------------------------------------------------
                                                          INDUSTRY                        SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   HONG KONG (CONT.)
   New World Development Co. Ltd. .....                  Real Estate                    17,382,443           $  22,142,812
   Shangri-La Asia Ltd. ...............         Hotels, Restaurants & Leisure            7,750,938              13,464,022
   Swire Pacific Ltd., A ..............                  Real Estate                     4,326,500              41,112,508
                                                                                                             --------------
                                                                                                               592,753,147
                                                                                                             --------------
   INDIA 1.3%
   Housing Development Finance
    Corp. Ltd. ........................          Thrifts & Mortgage Finance              3,188,190              65,527,171
   Satyam Computers Services Ltd. .....                  IT Services                     3,871,930              46,617,070
                                                                                                             --------------
                                                                                                               112,144,241
                                                                                                             --------------
   ISRAEL 1.1%
a  Check Point Software Technologies Ltd.                Software                        4,007,820              90,416,419
                                                                                                             --------------
   ITALY 0.9%
   Eni SpA ............................          Oil, Gas & Consumable Fuels             2,541,076              75,216,853
                                                                                                             --------------
   JAPAN 7.9%
   Mitsubishi Tokyo Financial Group Inc.              Commercial Banks                       3,725              38,029,091
   Nintendo Co. Ltd. ..................                   Software                         948,100              99,362,696
   Nippon Telegraph & Telephone Corp. .    Diversified Telecommunication Services           28,621             124,118,715
   Nomura Holdings Inc. ...............                Capital Markets                   7,407,000             100,714,053
   Olympus Corp. ......................       Health Care Equipment & Supplies             773,000              15,224,646
b  Shinsei Bank Ltd., 144A ............               Commercial Banks                   1,147,000               7,057,027
   Sompo Japan Insurance Inc. .........                   Insurance                      9,348,000             106,921,155
   Sony Corp. .........................              Household Durables                  1,994,100              66,659,168
   Sumitomo Mitsui Financial
    Group Inc. ........................               Commercial Banks                       4,963              40,444,740
   Takeda Pharmaceutical Co. Ltd. .....                Pharmaceuticals                   1,241,800              66,978,778
                                                                                                             --------------
                                                                                                               665,510,069
                                                                                                             --------------
   MEXICO 0.8%
   Cemex SA, ADR ......................            Construction Materials                1,416,436              67,521,504
                                                                                                             --------------
   NETHERLANDS 4.0%
   Akzo Nobel NV ......................                   Chemicals                      1,931,014              79,069,641
   Koninklijke Philips Electronics NV .              Household Durables                  3,855,105             101,465,146
   Reed Elsevier NV ...................                     Media                        2,975,695              41,545,224
   VNU NV .............................                     Media                        3,593,633             110,361,941
                                                                                                             --------------
                                                                                                               332,441,952
                                                                                                             --------------
   PHILIPPINES 0.1%
   Ayala Land Inc. ....................                  Real Estate                    81,688,000              11,757,846
                                                                                                             --------------
   SINGAPORE 0.4%
   Venture Corp. Ltd. .................      Electronic Equipment & Instruments          3,667,000              33,366,102
                                                                                                             --------------


18 |  Annual Report

Templeton World Fund

---------------------------------------------------------------------------------------------------------------------------
                                                          INDUSTRY                        SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   SOUTH AFRICA 0.6%
   Old Mutual PLC (GBP Traded) ........                   Insurance                     19,091,570           $  48,598,538
                                                                                                             --------------
   SOUTH KOREA 5.6%
   Hana Bank ..........................               Commercial Banks                   2,786,120              83,838,469
   Kookmin Bank .......................               Commercial Banks                   1,589,293              79,426,391
   KT Corp., ADR ......................    Diversified Telecommunication Services        2,120,300              43,148,105
   Samsung Electronics Co. Ltd. .......   Semiconductors & Semiconductor Equipment         229,519             120,229,500
   Shinhan Financial Group Co. Ltd. ...               Commercial Banks                   2,608,250              76,351,276
   SK Telecom Co. Ltd., ADR ...........      Wireless Telecommunication Services         3,045,300              64,743,078
                                                                                                             --------------
                                                                                                               467,736,819
                                                                                                             --------------
   SPAIN 1.2%
   Repsol YPF SA ......................          Oil, Gas & Consumable Fuels             3,460,790             102,355,383
                                                                                                             --------------
   SWEDEN 0.2%
   Securitas AB, B ....................        Commercial Services & Supplies            1,207,500              19,565,713
                                                                                                             --------------
   SWITZERLAND 3.2%
   Nestle SA ..........................                 Food Products                      341,094              95,696,081
   Novartis AG ........................                Pharmaceuticals                   2,154,189             104,391,417
   Swiss Reinsurance Co. ..............                   Insurance                      1,041,755              67,089,470
                                                                                                             --------------
                                                                                                               267,176,968
                                                                                                             --------------
   TAIWAN 2.1%
   Chunghwa Telecom Co. Ltd., ADR .....    Diversified Telecommunication Services        3,050,900              58,729,825
   Compal Electronics Inc. ............            Computers & Peripherals               6,282,170               6,253,397
   Lite-On Technology Corp. ...........            Computers & Peripherals              49,472,040              51,133,696
a  Mega Financial Holdings Co. Ltd. ...               Commercial Banks                  17,517,000              11,606,684
   Taiwan Semiconductor Manufacturing
    Co., Ltd. .........................   Semiconductors & Semiconductor Equipment      28,394,372              46,818,201
                                                                                                             --------------
                                                                                                               174,541,803
                                                                                                             --------------
   UNITED KINGDOM 17.1%
   Amvescap PLC .......................                Capital Markets                  12,739,249              84,256,418
   BAE Systems PLC ....................              Aerospace & Defense                11,670,208              68,825,814
   Boots Group PLC ....................           Food & Staples Retailing               3,679,977              40,918,845
   BP PLC .............................          Oil, Gas & Consumable Fuels            11,945,579             136,055,902
   British Sky Broadcasting Group PLC .                     Media                       13,343,005             137,063,433
   Centrica PLC .......................                Multi-Utilities                   5,695,920              25,636,721
   Compass Group PLC ..................         Hotels, Restaurants & Leisure           25,753,791             115,682,971
   GKN PLC ............................                Auto Components                  14,497,223              75,113,115
   GlaxoSmithKline PLC ................                Pharmaceuticals                   5,489,216             132,459,771
   Lloyds TSB Group PLC ...............               Commercial Banks                   5,291,950              43,488,425
   Pearson PLC ........................                     Media                        9,061,967             109,091,783
a  Rentokil Initial PLC ...............        Commercial Services & Supplies            6,608,030              19,321,899
   Royal Dutch Shell PLC, A (EUR Traded)         Oil, Gas & Consumable Fuels             2,051,200              66,889,156
   Royal Dutch Shell PLC, B ...........          Oil, Gas & Consumable Fuels             3,227,149             109,337,709


                                                              Annual Report | 19

Templeton World Fund

---------------------------------------------------------------------------------------------------------------------------
                                                          INDUSTRY                        SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   UNITED KINGDOM (CONT.)
   Smiths Group PLC ...................           Industrial Conglomerates               2,525,039          $   41,295,985
   Unilever PLC .......................                 Food Products                    9,321,069              93,649,119
   Vodafone Group PLC .................      Wireless Telecommunication Services        50,724,887             138,721,217
                                                                                                            --------------
                                                                                                             1,437,808,283
                                                                                                            --------------
   UNITED STATES 22.0%
   Abbott Laboratories ................                Pharmaceuticals                     860,100              38,816,313
   American International Group Inc. ..                   Insurance                      1,038,600              61,485,120
a  AMR Corp. ..........................                   Airlines                       3,788,700              47,699,733
a  Avaya Inc. .........................           Communications Equipment               3,308,600              33,747,720
a  BMC Software Inc. ..................                   Software                       5,300,500             106,010,000
   Bristol-Myers Squibb Co. ...........                Pharmaceuticals                   2,076,280              50,806,572
a  Cadence Design Systems Inc. ........                   Software                       6,118,800              97,961,988
   CIGNA Corp. ........................       Health Care Providers & Services             571,710              65,929,597
a  Convergys Corp. ....................                  IT Services                     2,072,850              29,475,927
a  DIRECTV Group Inc. .................                     Media                        9,230,200             146,852,482
   Dow Chemical Co. ...................                   Chemicals                      1,385,270              59,843,664
   EchoStar Communications Corp., A ...                     Media                          700,000              20,951,000
   El Paso Corp. ......................          Oil, Gas & Consumable Fuels            11,394,070             132,171,212
   JPMorgan Chase & Co. ...............        Diversified Financial Services            2,463,560              83,490,048
   Lear Corp. .........................                Auto Components                     564,980              21,299,746
a  Maxtor Corp. .......................            Computers & Peripherals               2,535,400              12,322,044
   Merck & Co. Inc. ...................                Pharmaceuticals                   1,240,800              35,027,784
   Merrill Lynch & Co. Inc. ...........                Capital Markets                   2,851,668             163,001,343
   News Corp., A ......................                     Media                        6,525,100             105,771,870
   Noble Corp. ........................          Energy Equipment & Services             1,013,100              72,234,030
a  Pactiv Corp. .......................            Containers & Packaging                1,173,700              22,781,517
   Pfizer Inc. ........................                Pharmaceuticals                     451,400              11,497,158
   R.R. Donnelley & Sons Co. ..........        Commercial Services & Supplies            1,764,250              65,912,380
   Raytheon Co. .......................              Aerospace & Defense                 1,988,200              77,977,204
a  Synopsys Inc. ......................                   Software                       1,175,572              22,335,868
   TECO Energy Inc. ...................                Multi-Utilities                   3,928,600              68,396,926
a  Tenet Healthcare Corp. .............       Health Care Providers & Services           8,401,380             102,328,808
   Time Warner Inc. ...................                     Media                        2,562,100              45,912,832
   Willis Group Holdings Ltd. .........                   Insurance                      1,422,700              49,794,500
                                                                                                            --------------
                                                                                                             1,851,835,386
                                                                                                            --------------
   TOTAL COMMON STOCKS
    (COST $5,833,435,529) .............                                                                      7,539,411,284
                                                                                                            --------------
   PREFERRED STOCKS 1.5%
   BRAZIL 0.2%
   Cia Vale do Rio Doce, ADR, pfd., A .                Metals & Mining                     631,500              18,945,000
                                                                                                            --------------
   GERMANY 0.6%
   Volkswagen AG, pfd. ................                  Automobiles                     1,235,616              48,857,732
                                                                                                            --------------


20 |  Annual Report

Templeton World Fund

---------------------------------------------------------------------------------------------------------------------------
                                                          INDUSTRY                        SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------
   PREFERRED STOCKS (CONT.)
   SOUTH KOREA 0.7%
   Samsung Electronics Co. Ltd., pfd. .   Semiconductors & Semiconductor Equipment         154,200        $     55,087,337
                                                                                                             --------------
   TOTAL PREFERRED STOCKS
    (COST $64,129,644) ................                                                                        122,890,069
                                                                                                             --------------

                                                                                    ------------------
                                                                                    PRINCIPAL AMOUNT C
                                                                                    ------------------
   BONDS & NOTES 1.3%
   AUSTRALIA 0.1%
   New South Wales Treasury Corp.,
    8.00%, 3/01/08 ....................                                                 17,170,000 AUD          13,779,021
                                                                                                             --------------
   CANADA 0.1%
   Government of Canada,
    6.00%, 6/01/11 ....................                                                  8,030,000 CAD           7,648,434
                                                                                                             --------------
   LUXEMBOURG 0.5%
b  Repcon Luxembourg SA, cvt.,
    144A, 4.50%, 1/26/11 ..............                                                 32,500,000              43,030,000
                                                                                                             --------------
   NEW ZEALAND 0.3%
   Government of New Zealand,
     8.00%, 11/15/06 ..................                                                  15,670,000 NZD         11,155,818
     7.00%, 7/15/09 ...................                                                  15,850,000 NZD         11,534,095
                                                                                                             --------------
                                                                                                                22,689,913
                                                                                                             --------------
   SWEDEN 0.1%
   Government of Sweden,
    5.50%, 10/08/12 ...................                                                 48,680,000 SEK           7,538,217
                                                                                                             --------------
   UNITED STATES 0.2%
   AMR Corp., cvt., 4.25%, 9/23/23 ....                                                 20,000,000              18,025,000
                                                                                                             --------------
   TOTAL BONDS & NOTES
    (COST $93,579,594) ................                                                                        112,710,585
                                                                                                             --------------
   SHORT TERM INVESTMENTS 5.5%
   GERMANY 2.7%
   Deutsche Bank AG, Time Deposit,
    2.00%, 9/01/05 ....................                                                186,175,000 EUR         227,542,166
                                                                                                             --------------
   UNITED STATES 2.8%
d  Fannie Mae, 11/02/05                                                                 30,000,000              29,816,310
d  Federal Home Loan Bank,
    9/01/05 - 2/10/06 .................                                                173,767,000             172,904,228
d  Freddie Mac, 9/20/05 ...............                                                 30,000,000              29,945,280
                                                                                                             --------------
   TOTAL SHORT TERM INVESTMENTS
    (COST $460,180,799) ...............                                                                        460,207,984
                                                                                                             --------------


                                                              Annual Report | 21

Templeton World Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT c            VALUE
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
    (COST $6,451,325,566) ......................................................                           $ 8,235,219,922
                                                                                                           ----------------
   REPURCHASE AGREEMENTS (COST $120,000,000) 1.4%
   UNITED STATES 1.4%
 e Barclays Bank PLC, 3.48%, 9/01/05 (Maturity Value
    $120,011,600) Collateralized by d U.S. Treasury Bill,
    1/26/06 ....................................................................       120,000,000             120,000,000
                                                                                                           ----------------
  TOTAL INVESTMENTS (COST $6,571,325,566) 99.5% ................................                             8,355,219,922
  OTHER ASSETS, LESS LIABILITIES 0.5% ..........................................                                45,138,542
                                                                                                           ----------------
  NET ASSETS 100.0% ............................................................                           $ 8,400,358,464
                                                                                                           ----------------

CURRENCY ABBREVIATIONS:
AUD  -Australian Dollar
CAD  -Canadian Dollar
EUR  -Euro
FIM  -Finnish Markka
GBP  -British Pound
NZD  -New Zealand Dollar
SEK  -Swedish Krona

SELECTED PORTFOLIO ABBREVIATIONS:
ADR  -American Depository Receipt
GDR  -Global Depository Receipt


a Non-income producing.
b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors.
c The principal amount is stated in U.S. dollars unless otherwise indicated.
d The security is traded on a discount basis with no stated coupon rate.
e See Note 1(c) regarding repurchase agreement.


22 |  See notes to financial statements.  |  Annual Report

Templeton World Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
August 31, 2005



Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ........................................   $6,451,325,566
  Cost - Repurchase agreements .......................................      120,000,000
                                                                         --------------
  Total cost of investments ..........................................   $6,571,325,566
                                                                         ==============
  Value - Unaffiliated issuers .......................................   $8,235,219,922
  Value - Repurchase agreements ......................................      120,000,000
                                                                         --------------
  Total value of investments .........................................    8,355,219,922
 Cash ................................................................           13,768
 Foreign currency, at value (cost $21,109,669) ......................        21,080,909
 Receivables:
  Investment securities sold .........................................       23,683,187
  Capital shares sold ................................................        3,150,905
  Dividends and interest .............................................       22,412,720
                                                                         --------------
      Total assets ...................................................    8,425,561,411
                                                                         --------------
Liabilities:
 Payables:
  Investment securities purchased ....................................        5,795,912
  Capital shares redeemed ............................................       10,493,939
  Affiliates .........................................................        8,000,031
 Other liabilities ...................................................          913,065
                                                                         --------------
      Total liabilities ..............................................       25,202,947
                                                                         --------------
        Net assets, at value .........................................   $8,400,358,464
                                                                         ==============
Net assets consist of:
 Paid-in capital .....................................................   $5,969,909,596
 Undistributed net investment income .................................       57,862,196
 Net unrealized appreciation (depreciation) ..........................    1,783,822,013
 Accumulated net realized gain (loss) ................................      588,764,659
                                                                         --------------
        Net assets, at value .........................................   $8,400,358,464
                                                                         ==============
CLASS A:
 Net assets, at value ................................................   $7,988,363,943
                                                                         ==============
 Shares outstanding ..................................................      422,192,665
                                                                         ==============
 Net asset value per share a ..........................................          $18.92
                                                                         ==============
 Maximum offering price per share (net asset value per share / 94.25%)           $20.07
                                                                         ==============
CLASS B:
 Net assets, at value ................................................   $   60,564,437
                                                                         ==============
 Shares outstanding ..................................................        3,254,422
                                                                         ==============
 Net asset value and maximum offering price per share a ..............           $18.61
                                                                         ==============
CLASS C:
 Net assets, at value ................................................   $  351,430,084
                                                                         ==============
 Shares outstanding ..................................................       19,077,823
                                                                         ==============
 Net asset value and maximum offering price per share a ...............          $18.42
                                                                         ==============


a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

                         Annual Report | See notes to financial statements. | 23

Templeton World Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2005



Investment income:
 Dividends (net of foreign taxes of $12,210,042) ...............................   $   185,641,279
 Interest ......................................................................        11,421,925
 Other Income (Note 8) .........................................................         1,470,900
                                                                                   ---------------
      Total investment income ..................................................       198,534,104
                                                                                   ---------------
Expenses:
 Management fees (Note 3a) .....................................................        48,752,269
 Administrative fees (Note 3b) .................................................         6,158,233
 Distribution fees (Note 3c)
  Class A ......................................................................        18,954,202
  Class B ......................................................................           567,880
  Class C ......................................................................         3,276,084
 Transfer agent fees (Note 3e) .................................................         8,056,100
 Custodian fees (Note 4) .......................................................         2,430,215
 Reports to shareholders .......................................................           344,700
 Registration and filing fees ..................................................           135,200
 Professional fees .............................................................           144,274
 Directors' fees and expenses ..................................................           168,510
 Other .........................................................................           261,400
                                                                                   ===============
      Total expenses ...........................................................        89,249,067
      Expense reductions (Note 4) ..............................................            (5,181)
                                                                                   ---------------
        Net expenses ...........................................................        89,243,886
                                                                                   ---------------
          Net investment income ................................................       109,290,218
                                                                                   ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..................................................................       663,721,578
  Foreign currency transactions ................................................        (1,631,701)
                                                                                   ---------------
      Net realized gain (loss) .................................................       662,089,877
Net change in unrealized appreciation (depreciation) on:
  Investments ..................................................................       906,220,669
  Translation of assets and liabilities denominated in foreign currencies ......           (30,300)
  Deferred taxes ...............................................................         3,944,984
                                                                                   ---------------
      Net change in unrealized appreciation (depreciation) .....................       910,135,353
                                                                                   ---------------
Net realized and unrealized gain (loss) ........................................     1,572,225,230
                                                                                   ---------------
Net increase (decrease) in net assets resulting from operations ................   $ 1,681,515,448
                                                                                   ===============


24 |  See notes to financial statements.  |  Annual Report

Templeton World Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      ----------------------------------
                                                                                                YEAR ENDED AUGUST 31,
                                                                                              2005              2004
                                                                                      ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................    $  109,290,218      $  94,741,014
  Net realized gain (loss) from investments and foreign currency transactions ....       662,089,877        596,830,943
  Net change in unrealized appreciation (depreciation) on investments, translation
   of assets and liabilities denominated in foreign currencies, and deferred taxes       910,135,353        176,064,396
                                                                                      ----------------------------------
      Net increase (decrease) in net assets resulting from operations ............     1,681,515,448        867,636,353
                                                                                      ----------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A .......................................................................      (132,317,197)      (125,077,562)
   Class B .......................................................................          (603,226)          (509,158)
   Class C .......................................................................        (3,484,513)        (3,482,910)
  Net realized gains:
   Class A .......................................................................      (516,252,922)              --
   Class B .......................................................................        (3,804,334)              --
   Class C .......................................................................       (22,580,982)              --
                                                                                      ----------------------------------
 Total distributions to shareholders .............................................      (679,043,174)      (129,069,630)
                                                                                       ----------------------------------
Capital share transactions: (Note 2)
   Class A .......................................................................       108,561,157       (200,487,957)
   Class B .......................................................................         4,124,400          8,345,687
   Class C .......................................................................        15,983,062         (4,657,758)
                                                                                      ----------------------------------
 Total capital share transactions ................................................       128,668,619       (196,800,028)
                                                                                      ----------------------------------
 Redemption fees .................................................................            10,975             30,493
                                                                                      ----------------------------------
      Net increase (decrease) in net assets ......................................     1,131,151,868        541,797,188
Net assets:
 Beginning of year ...............................................................     7,269,206,596      6,727,409,408
                                                                                      ----------------------------------
 End of year .....................................................................    $8,400,358,464      $7,269,206,596
                                                                                      ==================================
Undistributed net investment income included in net assets:
  End of year ....................................................................    $   57,862,196      $   84,025,645
                                                                                      ==================================


                         Annual Report | See notes to financial statements. | 25

Templeton World Fund

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton World Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc., consisting of two separate series. Templeton Funds, Inc. is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining fund in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term securities are valued at cost.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


26 |  Annual Report

Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At August 31, 2005, all repurchase agreements held by the Fund had been entered into on that date.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                              Annual Report | 27

Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded, based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by Templeton Funds, Inc. are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of Templeton Funds, Inc. Fund specific expenses are charged directly to the Fund that incurred the expense.


28 |  Annual Report

Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

H. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

The Fund offers three classes of shares: Class A, Class B and Class C. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton funds' Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At August 31, 2005, there were 3.9 billion shares of Templeton Funds, Inc. authorized ($1.00 par value) of which 1.2 billion shares were classified as, and allocated to, the Fund. Transactions in the Fund's shares were as follows:


                                                              Annual Report | 29

Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



2. CAPITAL STOCK (CONTINUED)

                                   -------------------------------------------------------------------
                                                         YEAR ENDED AUGUST 31,
                                               2005                                 2004
                                   -------------------------------------------------------------------
                                      SHARES          AMOUNT              SHARES           AMOUNT
                                   -------------------------------------------------------------------
CLASS A SHARES:
 Shares sold .....................  28,733,088     $ 507,183,248         40,542,738     $ 684,785,022
 Shares issued in reinvestment of
  distributions ..................  36,205,371       581,637,172          6,997,580       109,108,085
 Shares redeemed ................. (55,414,384)     (980,259,263)       (59,444,549)     (994,381,064)
                                   -------------------------------------------------------------------
 Net increase (decrease) .........   9,524,075     $ 108,561,157        (11,904,231)    $(200,487,957)
                                   ===================================================================
CLASS B SHARES:
 Shares sold .....................     412,603     $   7,072,448            769,951     $  12,890,413
 Shares issued in reinvestment of
  distributions ..................     243,875         3,864,343             29,047           446,081
 Shares redeemed .................    (391,758)       (6,812,391)          (300,823)       (4,990,807)
                                   -------------------------------------------------------------------
 Net increase (decrease) .........     264,720     $   4,124,400            498,175     $   8,345,687
                                   ===================================================================
CLASS C SHARES:
 Shares sold .....................   2,380,823     $  41,127,240          2,245,793     $  37,086,276
 Shares issued in reinvestment of
  distributions ..................   1,469,068        23,041,940            202,026         3,071,259
 Shares redeemed .................  (2,791,978)      (48,186,118)        (2,737,885)      (44,815,293)
                                   -------------------------------------------------------------------
 Net increase (decrease) .........   1,057,913     $  15,983,062           (290,066)    $  (4,657,758)
                                   ===================================================================


3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------------
  SUBSIDIARY                                                          AFFILIATION
--------------------------------------------------------------------------------------------
  Templeton Global Advisors Limited (TGAL)                            Investment manager
  Franklin Templeton Services, LLC (FT Services)                      Administrative manager
  Franklin/Templeton Distributors, Inc. (Distributors)                Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)       Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
        0.630%          Up to and including $1 billion
        0.615%          Over $1 billion, up to and including $5 billion
        0.600%          Over $5 billion, up to and including $10 billion
        0.580%          Over $10 billion, up to and including $15 billion
        0.560%          Over $15 billion, up to and including $20 billion
        0.540%          In excess of $20 billion


30 |  Annual Report

Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Templeton Funds, Inc. average daily net assets as follows:

---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
---------------------------------------------------------------------------
        0.150%          Up to and including $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year may be reimbursed in subsequent periods. At August 31, 2005, Distributors advised the Fund that unreimbursed costs were $3,067,535.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B .......................................................   1.00%
Class C .......................................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received a ............................. $559,943
Contingent deferred sales charges retained ............... $ 71,172 a Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $8,056,100, of which $5,369,173 was retained by Investor Services.


                                                              Annual Report | 31

Templeton World Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2005, the Fund deferred realized currency losses of $9,402,829.

The tax character of distributions paid during the years ended August 31, 2005 and 2004, was as follows:

                                            ----------------------------
                                               2005            2004
                                            ----------------------------
Distributions paid from:
 Ordinary income .......................... $137,600,134    $129,069,630
 Long term capital gain ...................  541,443,040              --
                                            ----------------------------
                                            $679,043,174    $129,069,630
                                            ----------------------------
Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and contingent debt.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and contingent debt.

At August 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ....................................  $6,629,780,616
                                                          ==============

Unrealized appreciation ................................  $1,777,413,723
Unrealized depreciation ................................     (51,974,417)
                                                          ---------------
Net unrealized appreciation (depreciation) .............  $1,725,439,306
                                                          ===============

Undistributed ordinary income ..........................  $  143,664,880
Undistributed long term capital gains ..................     570,819,855
                                                          ---------------
Distributable earnings .................................  $  714,484,735
                                                          ===============


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2005 aggregated $1,826,247,540 and $2,383,213,167, respectively.


32 |  Annual Report

Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



7. RISK OF INVESTING IN FOREIGN SECURITIES

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


8. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds, including the Fund, and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS
On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.


                                                              Annual Report | 33

Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


34 |  Annual Report

Templeton World Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON WORLD FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton World Fund (the "Fund"), a series of Templeton Funds, Inc., at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 10, 2005


                                                              Annual Report | 35

Templeton World Fund

TAX DESIGNATION (UNAUDITED)


Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $623,459,645 as a capital gain dividend for the fiscal year ended August 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates 14.14% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2005.

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $170,421,031 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2005, more than 50% of the Templeton World Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on October 20, 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, and Class C shareholders of record.


36 |  Annual Report

Templeton World Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)


  RECORD DATE: 10/20/2005

---------------------------------------------------------------------------------------------------
                                                                        CLASS A

                                                   FOREIGN              FOREIGN            FOREIGN
                                                     TAX                SOURCE            QUALIFIED
                                                    PAID                INCOME            DIVIDENDS
  COUNTRY                                         PER SHARE            PER SHARE          PER SHARE
---------------------------------------------------------------------------------------------------
  Argentina ...................................    $0.0000              $0.0002            $0.0000
  Australia ...................................     0.0000               0.0118             0.0106
  Bermuda .....................................     0.0000               0.0063             0.0063
  Brazil ......................................     0.0002               0.0008             0.0000
  Canada ......................................     0.0000               0.0006             0.0000
  China .......................................     0.0000               0.0095             0.0058
  Finland .....................................     0.0022               0.0094             0.0094
  France ......................................     0.0021               0.0103             0.0099
  Germany .....................................     0.0016               0.0124             0.0071
  Hong Kong ...................................     0.0000               0.0212             0.0000
  India .......................................     0.0000               0.0035             0.0017
  Italy .......................................     0.0009               0.0041             0.0041
  Japan .......................................     0.0014               0.0132             0.0132
  Luxembourg ..................................     0.0000               0.0001             0.0000
  Mexico ......................................     0.0000               0.0024             0.0024
  Netherlands .................................     0.0052               0.0229             0.0229
  New Zealand .................................     0.0000               0.0022             0.0000
  Philippines .................................     0.0001               0.0003             0.0003
  Singapore ...................................     0.0000               0.0013             0.0000
  South Korea .................................     0.0058               0.0231             0.0219
  Spain .......................................     0.0012               0.0057             0.0053
  Sweden ......................................     0.0002               0.0013             0.0008
  Switzerland .................................     0.0023               0.0100             0.0100
  Taiwan ......................................     0.0043               0.0135             0.0062
  United Kingdom ..............................     0.0000               0.0811             0.0809
                                                   ------------------------------------------------
  TOTAL .......................................    $0.0275              $0.2672            $0.2188
                                                   ================================================


                                                              Annual Report | 37

Templeton World Fund

---------------------------------------------------------------------------------------------------
                                                                        CLASS B

                                                   FOREIGN              FOREIGN            FOREIGN
                                                     TAX                SOURCE            QUALIFIED
                                                    PAID                INCOME            DIVIDENDS
  COUNTRY                                         PER SHARE            PER SHARE          PER SHARE
---------------------------------------------------------------------------------------------------
  Argentina ...................................    $0.0000              $0.0001            $0.0000
  Australia ...................................     0.0000               0.0076             0.0068
  Bermuda .....................................     0.0000               0.0041             0.0041
  Brazil ......................................     0.0002               0.0005             0.0000
  Canada ......................................     0.0000               0.0004             0.0000
  China .......................................     0.0000               0.0061             0.0037
  Finland .....................................     0.0022               0.0061             0.0061
  France ......................................     0.0021               0.0067             0.0064
  Germany .....................................     0.0016               0.0080             0.0046
  Hong Kong ...................................     0.0000               0.0137             0.0000
  India .......................................     0.0000               0.0023             0.0011
  Italy .......................................     0.0009               0.0027             0.0027
  Japan .......................................     0.0014               0.0085             0.0085
  Luxembourg ..................................     0.0000               0.0001             0.0000
  Mexico ......................................     0.0000               0.0015             0.0015
  Netherlands .................................     0.0052               0.0148             0.0148
  New Zealand .................................     0.0000               0.0014             0.0000
  Philippines .................................     0.0001               0.0002             0.0002
  Singapore ...................................     0.0000               0.0008             0.0000
  South Korea .................................     0.0058               0.0149             0.0141
  Spain .......................................     0.0012               0.0037             0.0035
  Sweden ......................................     0.0002               0.0008             0.0005
  Switzerland .................................     0.0023               0.0065             0.0065
  Taiwan ......................................     0.0043               0.0087             0.0040
  United Kingdom ..............................     0.0000               0.0524             0.0523
                                                   ------------------------------------------------
  TOTAL .......................................    $0.0275              $0.1726            $0.1414
                                                   ================================================


38 |  Annual Report

Templeton World Fund

---------------------------------------------------------------------------------------------------
                                                                        CLASS C

                                                   FOREIGN              FOREIGN            FOREIGN
                                                     TAX                SOURCE            QUALIFIED
                                                    PAID                INCOME            DIVIDENDS
  COUNTRY                                         PER SHARE            PER SHARE          PER SHARE
---------------------------------------------------------------------------------------------------
  Argentina ...................................    $0.0000              $0.0001            $0.0000
  Australia ...................................     0.0000               0.0077             0.0069
  Bermuda .....................................     0.0000               0.0041             0.0041
  Brazil ......................................     0.0002               0.0005             0.0000
  Canada ......................................     0.0000               0.0004             0.0000
  China .......................................     0.0000               0.0062             0.0038
  Finland .....................................     0.0022               0.0062             0.0062
  France ......................................     0.0021               0.0068             0.0065
  Germany .....................................     0.0016               0.0081             0.0046
  Hong Kong ...................................     0.0000               0.0139             0.0000
  India .......................................     0.0000               0.0023             0.0011
  Italy .......................................     0.0009               0.0027             0.0027
  Japan .......................................     0.0014               0.0087             0.0087
  Luxembourg ..................................     0.0000               0.0001             0.0000
  Mexico ......................................     0.0000               0.0016             0.0016
  Netherlands .................................     0.0052               0.0150             0.0150
  New Zealand .................................     0.0000               0.0014             0.0000
  Philippines .................................     0.0001               0.0002             0.0002
  Singapore ...................................     0.0000               0.0009             0.0000
  South Korea .................................     0.0058               0.0151             0.0143
  Spain .......................................     0.0012               0.0038             0.0036
  Sweden ......................................     0.0002               0.0009             0.0005
  Switzerland .................................     0.0023               0.0066             0.0066
  Taiwan ......................................     0.0043               0.0089             0.0041
  United Kingdom ..............................     0.0000               0.0531             0.0530
                                                   ------------------------------------------------
  TOTAL .......................................    $0.0275              $0.1753            $0.1435
                                                   ================================================


                                                              Annual Report | 39

Templeton World Fund

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you have foreign source qualified dividends, you may be required to make certain adjustments to those amounts before taking them into account on line 1 of Form 1116. However, you may qualify for an adjustment exception. Please see the instructions to Form 1116 for more information.

In January 2006, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2005. The Foreign Source Income reported on Form 1099-DIV has not been reduced to take into account the tax rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2005 individual income tax returns.


40 |  Annual Report

Templeton World Fund

BOARD MEMBERS AND OFFICERS


The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS


-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                             LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                      POSITION       TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (1932)          Director       Since 1992    141                      Director, Bar-S Foods (meat packing
 500 East Broward Blvd.                                                                 company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (1944)         Director       Since 2003    20                       None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Limited; Director, Provo
 Power Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic
 Equipment & Power Ltd. (1977-2003).
-----------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (1932)       Director       Since 1992    142                      None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (1952)          Director       Since 2003    137                      Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                 (exploration and refining of oil
 Suite 2100                                                                             and gas), H.J. Heinz Company
 Fort Lauderdale, FL 33394-3091                                                         (processed foods and allied
                                                                                        products), RTI International
                                                                                        Metals, Inc. (manufacture and
                                                                                        distribution of titanium),
                                                                                        Canadian National Railway
                                                                                        (railroad), and White Mountains
                                                                                        Insurance Group, Ltd. (holding
                                                                                        company).
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
 of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
 and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 41

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                             LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                      POSITION       TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (1928)         Director       Since 2003    141                      Director, Martek Biosciences
 500 East Broward Blvd.                                                                 Corporation, MedImmune, Inc.
 Suite 2100                                                                             (biotechnology), and
 Fort Lauderdale, FL 33394-3091                                                         Overstock.com (Internet
                                                                                        services); and formerly,
                                                                                        Director, MCI Communication
                                                                                        Corporation (subsequently
                                                                                        known as MCI WorldCom, Inc.
                                                                                        and WorldCom, Inc.)
                                                                                        (communications services)
                                                                                        (1988-2002), White Mountains
                                                                                        Insurance Group, Ltd.
                                                                                        (holding company) (1987-2004)
                                                                                        and Spacehab, Inc. (aerospace
                                                                                        services) (1994-2003).

-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company)
 (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (1929)          Director       Since 1990    27                       None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (1932)            Director       Since 2003    101                      Director, White Mountains Insurance
 500 East Broward Blvd.                                                                 Group, Ltd. (holding company),
 Suite 2100                                                                             Amerada Hess Corporation
 Fort Lauderdale, FL 33394-3091                                                         (exploration and refining of oil
                                                                                        and gas) and Sentient Jet (private
                                                                                        jet service); and formerly,
                                                                                        Director, Becton Dickinson and
                                                                                        Company (medical technology),
                                                                                        Cooper Industries, Inc. (electrical
                                                                                        products and tools and hardware),
                                                                                        Health Net, Inc. (formerly,
                                                                                        Foundation Health) (integrated
                                                                                        managed care), The Hertz
                                                                                        Corporation, Pacific Southwest
                                                                                        Airlines, The RCA Corporation,
                                                                                        Unicom (formerly, Commonwealth
                                                                                        Edison) and UAL Corporation
                                                                                        (airlines).
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
 (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------


42 |  Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                             LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                      POSITION       TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS     Director       Since 2000    20                       None
(1954)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS


-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                             LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                      POSITION       TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (1930)       Director       Since 1993    15                       Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                 (exploration and refining of oil
 Suite 2100                                                                             and gas), Total Logistics, Inc.
 Fort Lauderdale, FL 33394-3091                                                         (formerly C2, Inc.) (operating
                                                                                        and investment business) and
                                                                                        Weatherford International, Ltd
                                                                                        (oilfield products and servicing)
                                                                                        (2004-present); and FORMERLY,
                                                                                        Director, H.J. Heinz Company
                                                                                        (processed foods and allied
                                                                                        products)(1987-1988; 1993-2003).
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin
 Templeton Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby
 Emerging Markets Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003);
 Secretary of the United States Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc.
 (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
-----------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (1933)      Director,      Vice           141                   None
 One Franklin Parkway             Chairman of    President
 San Mateo, CA 94403-1906         the Board      since 1992 and
                                  and Vice       Chairman of the
                                  President      Board and
                                                 Director since
                                                 1995
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton
 Investments.
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 43

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                             LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                      POSITION       TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (1940)  Director and   Director      125                      None
 One Franklin Parkway             Vice           since 1992
 San Mateo, CA 94403-1906         President      and Vice
                                                 President
                                                 since 1996
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory
 Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
 Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (1945)           Vice           Since 1996    Not Applicable           Not Applicable
 One Franklin Parkway             President
 San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46  of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (1952)            Chief          Since 2004    Not Applicable           Not Applicable
 One Franklin Parkway             Compliance
 San Mateo, CA 94403-1906         Officer
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director, Global Compliance, Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (1964)        President and  President     Not Applicable           Not Applicable
 PO Box N-7759                    Chief          since 2001
 Lyford Cay, Nassau, Bahamas      Executive      and Chief
                                  Officer -      Executive
                                  Investment     Officer -
                                  Management     Investment
                                                 Management
                                                 since 2002
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 14 of the investment companies in Franklin Templeton
 Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (1947)          Senior Vice    Since 2002    Not Applicable           Not Applicable
 500 East Broward Blvd.           President and
 Suite 2100                       Chief Executive
 Fort Lauderdale, FL 33394-3091   Officer -
                                  Finance and
                                  Administration
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


44 |  Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                             LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                      POSITION       TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (1947)             Vice           Since 2000    Not Applicable           Not Applicable
 One Franklin Parkway             President
 San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
 Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
 (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (1947)          Vice           Since 2000    Not Applicable           Not Applicable
 One Franklin Parkway             President
 San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
 Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment
 Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin
 Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton
 Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman,
 Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995);
 Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (1940)               Vice           Since 1994    Not Applicable           Not Applicable
 500 East Broward Blvd.           President
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
 President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc.
 and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller,
 Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (1937)         Vice           Since 2002    Not Applicable           Not Applicable
 600 Fifth Avenue                 President -
 Rockefeller Center               AML Compliance
 New York, NY 10020-2302
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton
 Institutional Suisse SA, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 ROBERT C. ROSSELOT (1960)        Secretary      Since         Not Applicable           Not Applicable
 500 East Broward Blvd.                          December
 Suite 2100                                      2004
 Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton
 Investment Counsel, LLC and Fiduciary Trust International of the South; and officer of 14 of the investment companies in Franklin
 Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company of America.
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 45

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                             LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                      POSITION       TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 GREGORY R. SEWARD (1956)         Treasurer      Since 2004    Not Applicable           Not Applicable
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Franklin Templeton Services, LLC; officer of 14 of the investment companies in Franklin Templeton Investments;
 and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
-----------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (1937)         Vice           Since 2000    Not Applicable           Not Applicable
 One Franklin Parkway             President
 San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia)
 Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (1951)           Chief          Since 2004    Not Applicable           Not Applicable
 500 East Broward Blvd.           Financial
 Suite 2100                       Officer and
 Fort Lauderdale, FL 33394-3091   Chief Accounting
                                  Officer
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; officer of 48 of the investment companies in Franklin
 Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey &
 Pullen, LLP (1979-1987 and 1991-2004).
-----------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1991 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2004, CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY CHAIRMAN FROM 1980-2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD., AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


46 |  Annual Report

Templeton World Fund

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held May 11, 2005, the Board of Directors ("Board"), including a majority of non-interested or independent Directors, approved renewal of the investment advisory contract for Templeton World Fund (the "Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the Fund's profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment advisory contract for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.


                                                              Annual Report | 47

Templeton World Fund

SHAREHOLDER INFORMATION (CONTINUED)



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with, as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third-party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Directors who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.


48 |  Annual Report

Templeton World Fund

SHAREHOLDER INFORMATION (CONTINUED)



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2005, as well as the previous ten years ended on such date in comparison to a performance universe consisting of all retail and institutional global multi-cap core funds as selected by Lipper.

The Lipper report showed the Fund's total return to be in the second highest quintile of such universe for the one-year period and on an annualized basis to be in the second highest quintile for the previous three-year period and the highest quintile of such universe for the previous five- and ten-year periods. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis included administrative charges as being part of the management fee and actual total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the effective management fee rate for the Fund was below the median for its Lipper expense group and that the actual total expenses for the Fund were in the lowest quintile of its expense group. The Board was satisfied with the comparative expenses of the Fund, noting that in the previous year it had taken steps to lower expenses through adding additional breakpoints to the Fund's management fee, which took effect June 1, 2004.


                                                              Annual Report | 49

Templeton World Fund

SHAREHOLDER INFORMATION (CONTINUED)


MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Fund for purposes of determining profitability. Included in the analysis for the Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to the Fund, as well as the relative contribution of the Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with the Fund was not excessive in view of the nature, quality and extent of services provided.


50 |  Annual Report

Templeton World Fund

SHAREHOLDER INFORMATION (CONTINUED)



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment advisory contract, as revised effective June 1, 2004, provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services, which starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2004, the net assets of the Fund were approximately $8 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with the Fund and its shareholders.


PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 51

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS
INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia



INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 8


1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2.The fund is only open to existing shareholders and select retirement plans.

3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.Portfolio of insured municipal securities.

7.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                             Not part of the annual report

           (LOGO)
     FRANKLIN TEMPLETON        One Franklin Parkway
         INVESTMENTS           San Mateo, CA 94403-1906

      [GRAPHIC OMITTED]


[    ] WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL? Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON WORLD FUND


INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



102 A2005  10/05




Templeton Foreign Fund


[GRAPHIC OMITTED]


                                                            AUGUST 31, 2005
--------------------------------------------------------------------------------




               ANNUAL REPORT AND SHAREHOLDER LETTER                INTERNATIONAL
--------------------------------------------------------------------------------

                             TEMPLETON FOREIGN FUND

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?

                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]




                                     (LOGO)
                               FRANKLIN TEMPLETON
                                  INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series
                               [GRAPHIC OMITTED]

FRANKLIN TEMPLETON INVESTMENTS

GAIN FROM OUR PERSPECTIVE(R)


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.


SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.


TRUE DIVERSIFICATION

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.


RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.





--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


Not part of the annual report

                     Contents

SHAREHOLDER LETTER .........  1

ANNUAL REPORT

Templeton Foreign Fund .....  3

Performance Summary ........  8

Your Fund's Expenses ....... 13

Financial Highlights and
Statement of Investments ... 15

Financial Statements ....... 27

Notes to Financial
Statements ................. 31

Report of Independent
Registered Public
Accounting Firm ............ 42

Tax Designation ............ 43

Board Members
and Officers ............... 50

Shareholder Information .... 56

--------------------------------------------------------------------------------


Annual Report

Templeton Foreign Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Foreign Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located outside the U.S., including emerging markets.




----------------------------------------------
GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/05


EDGAR REPRESENTATION OF DATA USED IN PRINTED DOCUMENT

[GRAPHIC OMITTED]

Europe ................................. 47.7%
Asia ................................... 32.5%
Latin America ..........................  3.5%
North America ..........................  3.4%
Australia & New Zealand ................  2.2%
Middle East & Africa ...................  1.4%
Short-Term Investments &
Other Net Assets .......................  9.3%
----------------------------------------------

------------------------------------

PERFORMANCE DATA REPRESENT PAST
PERFORMANCE, WHICH DOES NOT
GUARANTEE FUTURE RESULTS.
INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE, AND YOU MAY
HAVE A GAIN OR LOSS WHEN YOU SELL
YOUR SHARES. CURRENT PERFORMANCE
MAY DIFFER FROM FIGURES SHOWN.
PLEASE VISIT FRANKLINTEMPLETON.COM
OR CALL 1-800/342-5236 FOR MOST
RECENT MONTH-END PERFORMANCE.

------------------------------------

This annual report for Templeton Foreign Fund covers the fiscal year ended August 31, 2005.


PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Foreign Fund - Class A posted a 22.26% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, which posted a 24.09% total return for the same period. 1 In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page 8. For the 10-year period ended August 31, 2005, Templeton Foreign Fund - Class A delivered a 121.83% cumulative total return, compared with the MSCI EAFE


1. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets, excluding the U.S. and Canada. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Past performance does not guarantee future results.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.



                                                              Annual Report  | 3

TOP 10 COUNTRIES
Based on Equity Securities
8/31/05

---------------------------------------
                           % OF TOTAL
                           NET ASSETS
---------------------------------------
  U.K.                          20.2%
---------------------------------------
  Japan                         11.6%
---------------------------------------
  Hong Kong                      8.2%
---------------------------------------
  South Korea                    5.9%
---------------------------------------
  Netherlands                    5.2%
---------------------------------------
  Germany                        4.9%
---------------------------------------
  Switzerland                    3.7%
---------------------------------------
  France                         3.7%
---------------------------------------
  Sweden                         2.9%
---------------------------------------
  Taiwan                         2.5%
---------------------------------------

Index's 77.75% cumulative total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research.


ECONOMIC AND MARKET OVERVIEW

The global economic recovery continued in the 12-month period ended
August 31, 2005, at a pace that appeared to defy prior expectations of a global slowdown. U.S. gross domestic product (GDP) has expanded during fifteen consecutive quarters, with an annualized growth rate at or above 3.3% in each of the past nine. Apart from western Europe, foreign growth also appeared to be beating the expectations of a slowdown. China's industrial production and GDP expanded at annualized rates of 16.4% and 9.5% for the first half of 2005, and Japan's economic outlook seemed brighter after GDP grew 4.9% and 3.3% annualized in the first and second quarters of 2005. 2 More recently, Japanese domestic demand continued to recover underpinned by strengthening private consumption and business investment.

Oil prices remained a major concern for the global economy as they climbed higher, reaching a record price of almost $70 per barrel in August. 3 Rising energy costs impacted companies and sentiment around the world. Continental European economic growth lagged as consumer and business sentiment were weak for a number of reasons in addition to high energy costs. This region continued to face political and economic integration issues. Unemployment in Germany and France remained at or above 10%. 4 Largely in consideration of these factors, the European Central Bank (ECB) revised its growth expectations for the 12-nation euro zone. The ECB lowered its 2005 GDP growth estimate to a more modest range of 1.1% to 1.7% from a December 2004 forecast of 1.4% to 2.4%. In the political arena, France and the Netherlands defeated a referendum to adopt a European constitution, raising some uncertainty about the European Union's political future.

Despite the predominantly weak outlook for the European economy, many European equity markets performed well during the fiscal year. In the 12-month period, European equity markets returned 26.06%, as measured by the MSCI Europe Index, using the local currencies of this index's constituents. 5


2. Sources: National Bureau of Statistics, China; Economic and Social Research Institute (Japan).
3. Source: Bloomberg Energy/Commodity Service.
4. Sources: Deutsche Bundesbank (Germany); INSEE National Statistics Office (France). Unemployment data for France as of 7/31/05.
5. Source: Standard & Poor's Micropal. The MSCI Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Europe.


4 |  Annual Report

The MSCI Pacific Index, which includes Japan, returned 17.50% in local currencies over the same period. 6 U.S. markets, as measured by the MSCI USA Index, returned 13.24%. 7 While the U.S. dollar depreciated in the foreign exchange market in the first half of the period, it appreciated in the latter half. Overall for the year under review, foreign currency conversion had little effect on European and Pacific region investment returns.


INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon.


MANAGER'S DISCUSSION

During the 12 months under review, it was not surprising that the Fund's positive performance was the result of a wide variety of investments that spanned the globe -- from South Korea to Argentina and from Denmark to Australia. While the Fund's European holdings (including the U.K.) represented the Fund's largest regional stake and contributed most to Fund performance during the period, it was many of Templeton Foreign Fund's Asian holdings that had the steepest gains. For example, shares of Mumbai, India-based Housing Development Finance Corp. gained 74% during the reporting period and South Korea's Kookmin Bank and Shinhan Financial Group increased 59% and 79%.

Notably, five of the top ten contributors to Fund performance on a portfolio-weighted basis were Asia-based with three from South Korea alone, and three of the remaining top ten were European energy companies as shown in the table to the right.

Although energy was a leading sector contributing to Fund performance during the review period, our underweighted sector exposure hindered our performance relative to the Fund's benchmark. 8 Of the sector positions held by the Fund, many were purchased over the past several years as our Templeton


TOP 10 CONTRIBUTORS TO
PERFORMANCE
8/31/05

---------------------------------------------
  COMPANY
  SECTOR/INDUSTRY, COUNTRY
---------------------------------------------
  Cheung Kong Holdings Ltd.
   REAL ESTATE, HONG KONG
---------------------------------------------
  Shinhan Financial Group Co. Ltd.
   COMMERCIAL BANKS, SOUTH KOREA
---------------------------------------------
  Repsol YPF SA
   OIL, GAS & CONSUMABLE FUELS, SPAIN
---------------------------------------------
  BP PLC
   OIL, GAS & CONSUMABLE FUELS, U.K.
---------------------------------------------
  Royal Dutch Shell PLC, A & B
   OIL, GAS & CONSUMABLE FUELS, U.K.
---------------------------------------------
  BASF AG
   CHEMICALS, GERMANY
---------------------------------------------
  Kookmin Bank
   COMMERCIAL BANKS, SOUTH KOREA
---------------------------------------------
  Satyam Computer Services
   IT SERVICES, INDIA
---------------------------------------------
  Samsung Electronics Co. Ltd.
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, SOUTH KOREA
---------------------------------------------
  Volkswagen AG, pfd.
   AUTOMOBILES, GERMANY
---------------------------------------------

6. Source: Standard & Poor's Micropal. The MSCI Pacific Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the Pacific region.
7. Source: Standard & Poor's Micropal.
The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.
8. In the SOI, the energy sector comprises oil, gas and consumable fuels.


                                                              Annual Report  | 5

TOP 10 INDUSTRIES
Based on Equity Securities
8/31/05

-------------------------------------------------
                                      % OF TOTAL
                                      NET ASSETS
-------------------------------------------------
  Commercial Banks                         10.3%
-------------------------------------------------
  Diversified Telecommunication Services    7.8%
-------------------------------------------------
  Oil, Gas & Consumable Fuels               6.6%
-------------------------------------------------
  Pharmaceuticals                           6.5%
-------------------------------------------------
  Media                                     5.7%
-------------------------------------------------
  Real Estate                               5.1%
-------------------------------------------------
  Household Durables                        4.6%
-------------------------------------------------
  Insurance                                 4.5%
-------------------------------------------------
  Industrial Conglomerates                  3.7%
-------------------------------------------------
  Capital Markets                           3.2%
-------------------------------------------------


research team determined that these stocks were undervalued given its assessment of their future earnings potential. During the year, U.K.-based mining and oil company BHP Billiton gained 68%. At period-end, we believed the sector was still attractive as valuations remained low and many companies were effective at distributing cash back to shareholders, either in the form of increased dividends or stock buybacks.

Despite the surge in oil prices and strong global economic growth, global interest rates remained low, which we believe should continue to be a favorable backdrop for sustained profitability at many global banks. Consistent with our investment strategy, we believe stocks based in a country or region rebounding from a crisis often provide promising investment opportunities. For example, Korean bank stocks rebounded strongly this past year from the government's crackdown on credit card lending in its attempt to contain the country's growing credit bubble in 2002. As previously mentioned, Kookmin Bank and Shinhan Financial Group were among the banks we considered undervalued that contributed strongly to Fund performance. At period-end, we continued to hold shares of both companies, as we believed their valuations did not reflect their earnings potential.

Although in the past we have stayed away from investing in Japanese bank stocks due to a combination of valuations and lack of confidence in balance sheets, we recently added Sumitomo Mitsui Financial Group and Mitsubishi Tokyo Financial Group to the portfolio. During the period, Japanese bank stock valuations reached what we considered were compelling levels. Furthermore, as many banks wrote off loan losses equivalent to 13% of Japan's GDP, balance sheets were the healthiest they had been in 15 years. Japanese banks continued to benefit from many of the factors U.S. money center banks experienced in the 1991-1993 recovery in the U.S., such as lower provisions, capital gains and lower taxation.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended August 31, 2005, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.


6 |  Annual Report

While the past 12 months were generally positive for the broader materials sector, the paper and forest products industry did not perform well due to a poor near-term pricing environment. 9 Of the Fund's 11 stocks with a negative effect on performance for the past 12 months, three were paper and forest products industry stocks, Stora Enso, M-real and Domtar. We based our positive assessments of these companies on their valuations, in addition to strong cyclical balance sheets and healthy dividend yields. As with many cyclical industries and consistent with our strategy, we believe the ideal time to purchase a stock is when the outlook is bleakest. Despite near-term concerns, our long-term opinion of these stocks remained favorable at period-end. Also among the top detractors from Fund performance were several Japanese holdings, representing a wide cross section of industries, such as Sony (household durables), East Japan Railway (road and rail), Nomura Holdings (capital markets) and NEC (computers and peripherals). Notably at Sony, recent management changes will likely help to catalyze the undervaluation we believe is present in the shares.

Thank you for your continued participation in Templeton Foreign Fund. We look forward to serving your future investment needs.


/s/  JEFFREY A. EVERETT

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton Foreign Fund

[PHOTO
OMITTED]


9. In the SOI, the materials sector comprises chemicals, construction materials, metals and mining, and paper and forest products.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


TOP 10 EQUITY HOLDINGS
8/31/05

-------------------------------------------------
  COMPANY                             % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY            NET ASSETS
-------------------------------------------------
  Cheung Kong Holdings Ltd.                2.9%
   REAL ESTATE, HONG KONG
-------------------------------------------------
  British Sky Broadcasting Group PLC       2.1%
   MEDIA, U.K.
-------------------------------------------------
  GlaxoSmithKline PLC                      2.1%
   PHARMACEUTICALS, U.K.
-------------------------------------------------
  Royal Dutch Shell PLC, A & B             2.0%
   OIL, GAS & CONSUMABLE FUELS, U.K.
-------------------------------------------------
  Hutchison Whampoa Ltd.                   2.0%
   INDUSTRIAL CONGLOMERATES, HONG KONG
-------------------------------------------------
  Sanofi-Aventis                           1.9%
   PHARMACEUTICALS, FRANCE
-------------------------------------------------
  Samsung Electronics Co. Ltd.             1.8%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, SOUTH KOREA
-------------------------------------------------
  BP PLC                                   1.6%
   OIL, GAS & CONSUMABLE FUELS, U.K.
-------------------------------------------------
  Repsol YPF                               1.6%
   OIL, GAS & CONSUMABLE FUELS, SPAIN
-------------------------------------------------
  Electrolux AB, B                         1.6%
   HOUSEHOLD DURABLES, SWEDEN
-------------------------------------------------


                                                              Annual Report  | 7

PERFORMANCE SUMMARY AS OF 8/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------------
  CLASS A  (SYMBOL: TEMFX)                                 CHANGE           8/31/05          8/31/04
-----------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.11            $12.86           $10.75
-----------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
-----------------------------------------------------------------------------------------------------------
  Dividend Income                            $0.2264
-----------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0192
-----------------------------------------------------------------------------------------------------------
        TOTAL                                $0.2456
-----------------------------------------------------------------------------------------------------------
  CLASS B  (SYMBOL: TFRBX)                                 CHANGE           8/31/05          8/31/04
-----------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.06            $12.63           $10.57
-----------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
-----------------------------------------------------------------------------------------------------------
  Dividend Income                            $0.1477
-----------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0192
-----------------------------------------------------------------------------------------------------------
        TOTAL                                $0.1669
-----------------------------------------------------------------------------------------------------------
  CLASS C  (SYMBOL: TEFTX)                                 CHANGE           8/31/05          8/31/04
-----------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.06            $12.65           $10.59
-----------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
-----------------------------------------------------------------------------------------------------------
  Dividend Income                            $0.1462
-----------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0192
-----------------------------------------------------------------------------------------------------------
        TOTAL                                $0.1654
-----------------------------------------------------------------------------------------------------------
  CLASS R  (SYMBOL: TEFRX)                                 CHANGE           8/31/05          8/31/04
-----------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.09            $12.77           $10.68
-----------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
-----------------------------------------------------------------------------------------------------------
  Dividend Income                            $0.2048
-----------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0192
-----------------------------------------------------------------------------------------------------------
        TOTAL                                $0.2240
-----------------------------------------------------------------------------------------------------------
  ADVISOR CLASS  (SYMBOL: TFFAX)                           CHANGE           8/31/05          8/31/04
-----------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                    +$2.10            $12.85           $10.75
-----------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-8/31/05)
-----------------------------------------------------------------------------------------------------------
  Dividend Income                            $0.2539
-----------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                     $0.0192
-----------------------------------------------------------------------------------------------------------
        TOTAL                                $0.2731
-----------------------------------------------------------------------------------------------------------


Templeton Foreign Fund paid distributions derived from long-term capital gains of 1.92 cents per share in December 2004. The Fund designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


8 |  Annual Report

PERFORMANCE


CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              22.26%          38.80%           121.83%
-----------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          15.18%           5.53%             7.65%
-----------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,518         $13,087           $20,901
-----------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                     16.71%           7.00%             7.88%
-----------------------------------------------------------------------------------------------------------
  CLASS B                                                1-YEAR          5-YEAR    INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              21.30%          33.79%            72.96%
-----------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          17.30%           5.68%             8.57%
-----------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $11,730         $13,179           $17,296
-----------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                     19.00%           7.18%             9.06%
-----------------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              21.24%          33.72%           105.83%
-----------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          20.24%           5.98%             7.49%
-----------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,024         $13,372           $20,583
-----------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                     21.94%           7.47%             7.72%
-----------------------------------------------------------------------------------------------------------
  CLASS R                                                1-YEAR          3-YEAR    INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              21.88%          53.16%            45.09%
-----------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          20.88%          15.27%            10.70%
-----------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,088         $15,316           $14,509
-----------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                     22.56%           7.99%             8.21%
-----------------------------------------------------------------------------------------------------------
  ADVISOR CLASS 5                                        1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              22.46%          40.51%           128.50%
-----------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                          22.46%           7.04%             8.61%
-----------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                         $12,246         $14,051           $22,850
-----------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (9/30/05) 4                     24.13%           8.53%             8.84%


PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report  | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  CLASS A                     8/31/05
---------------------------------------
  1-Year                       15.18%
---------------------------------------
  5-Year                        5.53%
---------------------------------------
  10-Year                       7.65%
---------------------------------------

CLASS A (9/1/95-8/31/05)

EDGAR REPRESENTATION OF DATA USED IN PRINTED DOCUMENT

[GRAPHIC OMITTED]

Period      Templeton Foreign Fund      MSCI EAFE Index 6           CPI 6
9/1/95              $9,422                $10,000                 $10,000
9/30/95             $9,579                $10,198                 $10,020
10/31/95            $9,336                 $9,926                 $10,052
11/30/95            $9,439                $10,205                 $10,046
12/31/95            $9,602                $10,619                 $10,039
1/31/96             $9,916                $10,665                 $10,098
2/29/96            $10,000                $10,704                 $10,131
3/31/96            $10,052                $10,934                 $10,183
4/30/96            $10,313                $11,254                 $10,222
5/31/96            $10,418                $11,050                 $10,242
6/30/96            $10,470                $11,115                 $10,249
7/31/96            $10,188                $10,793                 $10,268
8/31/96            $10,428                $10,819                 $10,288
9/30/96            $10,543                $11,109                 $10,320
10/31/96           $10,671                $10,998                 $10,353
11/30/96           $11,073                $11,439                 $10,373
12/31/96           $11,330                $11,294                 $10,373
1/31/97            $11,483                $10,902                 $10,405
2/28/97            $11,604                $11,083                 $10,438
3/31/97            $11,724                $11,126                 $10,464
4/30/97            $11,790                $11,187                 $10,477
5/31/97            $12,183                $11,918                 $10,471
6/30/97            $12,599                $12,578                 $10,484
7/31/97            $12,949                $12,784                 $10,497
8/31/97            $12,468                $11,832                 $10,517
9/30/97            $13,168                $12,497                 $10,543
10/31/97           $12,191                $11,540                 $10,569
11/30/97           $12,061                $11,425                 $10,562
12/31/97           $12,084                $11,527                 $10,549
1/31/98            $12,132                $12,057                 $10,569
2/28/98            $12,788                $12,833                 $10,589
3/31/98            $13,383                $13,231                 $10,608
4/30/98            $13,456                $13,339                 $10,628
5/31/98            $12,897                $13,277                 $10,647
6/30/98            $12,399                $13,381                 $10,661
7/31/98            $12,254                $13,519                 $10,674
8/31/98            $10,238                $11,847                 $10,687
9/30/98            $10,262                $11,487                 $10,700
10/31/98           $11,342                $12,688                 $10,726
11/30/98           $11,726                $13,341                 $10,726
12/31/98           $11,493                $13,871                 $10,719
1/31/99            $11,301                $13,833                 $10,746
2/28/99            $11,205                $13,506                 $10,759
3/31/99            $12,205                $14,073                 $10,791
4/30/99            $13,849                $14,647                 $10,870
5/31/99            $13,219                $13,896                 $10,870
6/30/99            $14,109                $14,441                 $10,870
7/31/99            $14,260                $14,873                 $10,903
8/31/99            $14,370                $14,931                 $10,929
9/30/99            $14,041                $15,085                 $10,981
10/31/99           $14,037                $15,653                 $11,001
11/30/99           $14,729                $16,200                 $11,007
12/31/99           $15,999                $17,657                 $11,007
1/31/00            $14,816                $16,538                 $11,040
2/29/00            $14,502                $16,987                 $11,105
3/31/00            $15,101                $17,648                 $11,197
4/30/00            $14,602                $16,723                 $11,203
5/31/00            $14,645                $16,318                 $11,216
6/30/00            $15,187                $16,960                 $11,275
7/31/00            $15,016                $16,252                 $11,302
8/31/00            $15,058                $16,396                 $11,302
9/30/00            $14,588                $15,601                 $11,360
10/31/00           $14,468                $15,236                 $11,380
11/30/00           $14,541                $14,668                 $11,387
12/31/00           $15,412                $15,192                 $11,380
1/31/01            $15,562                $15,185                 $11,452
2/28/01            $15,249                $14,048                 $11,498
3/31/01            $14,175                $13,118                 $11,524
4/30/01            $14,995                $14,038                 $11,570
5/31/01            $14,980                $13,554                 $11,622
6/30/01            $14,727                $13,004                 $11,642
7/31/01            $14,503                $12,769                 $11,609
8/31/01            $14,444                $12,448                 $11,609
9/30/01            $12,744                $11,190                 $11,661
10/31/01           $13,237                $11,476                 $11,622
11/30/01           $13,909                $11,900                 $11,602
12/31/01           $14,192                $11,971                 $11,557
1/31/02            $13,854                $11,336                 $11,583
2/28/02            $14,115                $11,416                 $11,629
3/31/02            $14,851                $12,039                 $11,694
4/30/02            $15,082                $12,126                 $11,759
5/31/02            $15,388                $12,291                 $11,759
6/30/02            $14,775                $11,806                 $11,766
7/31/02            $13,609                $10,641                 $11,779
8/31/02            $13,532                $10,620                 $11,818
9/30/02            $12,351                 $9,482                 $11,838
10/31/02           $12,895                 $9,992                 $11,857
11/30/02           $13,502                $10,447                 $11,857
12/31/02           $12,965                $10,097                 $11,831
1/31/03            $12,653                 $9,676                 $11,884
2/28/03            $12,232                 $9,455                 $11,975
3/31/03            $11,764                 $9,276                 $12,047
4/30/03            $12,747                $10,196                 $12,021
5/31/03            $13,511                $10,823                 $12,001
6/30/03            $13,854                $11,091                 $12,014
7/31/03            $14,416                $11,361                 $12,027
8/31/03            $14,993                $11,637                 $12,073
9/30/03            $15,134                $11,998                 $12,112
10/31/03           $15,913                $12,747                 $12,099
11/30/03           $16,056                $13,032                 $12,067
12/31/03           $16,921                $14,051                 $12,054
1/31/04            $17,335                $14,251                 $12,112
2/29/04            $17,684                $14,582                 $12,178
3/31/04            $17,605                $14,670                 $12,256
4/30/04            $17,144                $14,350                 $12,296
5/31/04            $17,096                $14,413                 $12,368
6/30/04            $17,366                $14,734                 $12,407
7/31/04            $16,969                $14,258                 $12,387
8/31/04            $17,096                $14,324                 $12,394
9/30/04            $17,525                $14,701                 $12,420
10/31/04           $18,022                $15,203                 $12,485
11/30/04           $19,330                $16,246                 $12,492
12/31/04           $19,991                $16,959                 $12,446
1/31/05            $19,601                $16,649                 $12,472
2/28/05            $20,446                $17,372                 $12,544
3/31/05            $19,942                $16,943                 $12,642
4/30/05            $19,487                $16,563                 $12,727
5/31/05            $19,584                $16,589                 $12,714
6/30/05            $19,828                $16,816                 $12,721
7/31/05            $20,527                $17,332                 $12,780
8/31/05            $20,901                $17,775                 $12,845

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  CLASS B                     8/31/05
---------------------------------------
  1-Year                       17.30%
---------------------------------------
  5-Year                        5.68%
---------------------------------------
  Since Inception (1/1/99)      8.57%
---------------------------------------

CLASS B (1/1/99-8/31/05)

EDGAR REPRESENTATION OF DATA USED IN PRINTED DOCUMENT

[GRAPHIC OMITTED]

Period      Templeton Foreign Fund      MSCI EAFE Index 6           CPI 6
1/1/99             $10,000                $10,000                 $10,000
1/31/99             $9,821                 $9,973                 $10,024
2/28/99             $9,738                 $9,737                 $10,037
3/31/99            $10,584                $10,146                 $10,067
4/30/99            $12,014                $10,560                 $10,140
5/31/99            $11,454                $10,018                 $10,140
6/30/99            $12,217                $10,411                 $10,140
7/31/99            $12,348                $10,723                 $10,171
8/31/99            $12,431                $10,764                 $10,195
9/30/99            $12,133                $10,875                 $10,244
10/31/99           $12,136                $11,285                 $10,262
11/30/99           $12,714                $11,679                 $10,268
12/31/99           $13,808                $12,730                 $10,268
1/31/00            $12,779                $11,923                 $10,299
2/29/00            $12,506                $12,246                 $10,360
3/31/00            $13,015                $12,724                 $10,445
4/30/00            $12,581                $12,056                 $10,451
5/31/00            $12,606                $11,764                 $10,464
6/30/00            $13,064                $12,227                 $10,519
7/31/00            $12,903                $11,717                 $10,543
8/31/00            $12,928                $11,821                 $10,543
9/30/00            $12,519                $11,248                 $10,598
10/31/00           $12,403                $10,984                 $10,616
11/30/00           $12,467                $10,575                 $10,622
12/31/00           $13,203                $10,953                 $10,616
1/31/01            $13,319                $10,948                 $10,683
2/28/01            $13,048                $10,128                 $10,726
3/31/01            $12,121                 $9,457                 $10,750
4/30/01            $12,817                $10,121                 $10,793
5/31/01            $12,804                 $9,771                 $10,842
6/30/01            $12,572                 $9,375                 $10,860
7/31/01            $12,379                 $9,206                 $10,830
8/31/01            $12,314                 $8,974                 $10,830
9/30/01            $10,859                 $8,067                 $10,879
10/31/01           $11,268                 $8,274                 $10,842
11/30/01           $11,847                 $8,579                 $10,824
12/31/01           $12,075                 $8,630                 $10,781
1/31/02            $11,773                 $8,172                 $10,805
2/28/02            $11,983                 $8,230                 $10,848
3/31/02            $12,615                 $8,679                 $10,909
4/30/02            $12,787                 $8,742                 $10,970
5/31/02            $13,050                 $8,861                 $10,970
6/30/02            $12,523                 $8,512                 $10,976
7/31/02            $11,522                 $7,672                 $10,988
8/31/02            $11,443                 $7,656                 $11,025
9/30/02            $10,443                 $6,836                 $11,043
10/31/02           $10,903                 $7,204                 $11,062
11/30/02           $11,395                 $7,532                 $11,062
12/31/02           $10,951                 $7,279                 $11,037
1/31/03            $10,672                 $6,976                 $11,086
2/28/03            $10,313                 $6,816                 $11,171
3/31/03             $9,914                 $6,687                 $11,239
4/30/03            $10,739                 $7,351                 $11,214
5/31/03            $11,377                 $7,803                 $11,196
6/30/03            $11,657                 $7,996                 $11,208
7/31/03            $12,109                 $8,191                 $11,220
8/31/03            $12,588                 $8,390                 $11,263
9/30/03            $12,708                 $8,650                 $11,300
10/31/03           $13,339                 $9,190                 $11,287
11/30/03           $13,461                 $9,396                 $11,257
12/31/03           $14,178                $10,130                 $11,245
1/31/04            $14,515                $10,274                 $11,300
2/29/04            $14,799                $10,513                 $11,361
3/31/04            $14,731                $10,576                 $11,434
4/30/04            $14,326                $10,346                 $11,470
5/31/04            $14,272                $10,391                 $11,538
6/30/04            $14,502                $10,623                 $11,574
7/31/04            $14,151                $10,279                 $11,556
8/31/04            $14,259                $10,327                 $11,562
9/30/04            $14,596                $10,598                 $11,586
10/31/04           $15,015                $10,961                 $11,647
11/30/04           $16,079                $11,712                 $11,653
12/31/04           $16,625                $12,227                 $11,611
1/31/05            $16,296                $12,003                 $11,635
2/28/05            $16,995                $12,525                 $11,702
3/31/05            $16,556                $12,215                 $11,794
4/30/05            $16,159                $11,941                 $11,873
5/31/05            $16,241                $11,960                 $11,861
6/30/05            $16,419                $12,123                 $11,867
7/31/05            $16,995                $12,496                 $11,922
8/31/05            $17,296                $12,815                 $11,983


10 |  Annual Report

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  CLASS C                     8/31/05
---------------------------------------
  1-Year                       20.24%
---------------------------------------
  5-Year                        5.98%
---------------------------------------
  10-Year                       7.49%
---------------------------------------

CLASS C (9/1/95-8/31/05)

EDGAR REPRESENTATION OF DATA USED IN PRINTED DOCUMENT

[GRAPHIC OMITTED]

Period      Templeton Foreign Fund      MSCI EAFE Index 6           CPI 6
9/1/95             $10,000                $10,000                 $10,000
9/30/95            $10,156                $10,198                 $10,020
10/31/95            $9,887                 $9,926                 $10,052
11/30/95           $10,007                $10,205                 $10,046
12/31/95           $10,166                $10,619                 $10,039
1/31/96            $10,499                $10,665                 $10,098
2/29/96            $10,577                $10,704                 $10,131
3/31/96            $10,622                $10,934                 $10,183
4/30/96            $10,900                $11,254                 $10,222
5/31/96            $11,000                $11,050                 $10,242
6/30/96            $11,044                $11,115                 $10,249
7/31/96            $10,733                $10,793                 $10,268
8/31/96            $10,978                $10,819                 $10,288
9/30/96            $11,100                $11,109                 $10,320
10/31/96           $11,228                $10,998                 $10,353
11/30/96           $11,643                $11,439                 $10,373
12/31/96           $11,902                $11,294                 $10,373
1/31/97            $12,052                $10,902                 $10,405
2/28/97            $12,180                $11,083                 $10,438
3/31/97            $12,295                $11,126                 $10,464
4/30/97            $12,365                $11,187                 $10,477
5/31/97            $12,758                $11,918                 $10,471
6/30/97            $13,187                $12,578                 $10,484
7/31/97            $13,546                $12,784                 $10,497
8/31/97            $13,025                $11,832                 $10,517
9/30/97            $13,766                $12,497                 $10,543
10/31/97           $12,737                $11,540                 $10,569
11/30/97           $12,587                $11,425                 $10,562
12/31/97           $12,603                $11,527                 $10,549
1/31/98            $12,642                $12,057                 $10,569
2/28/98            $13,320                $12,833                 $10,589
3/31/98            $13,934                $13,231                 $10,608
4/30/98            $14,011                $13,339                 $10,628
5/31/98            $13,409                $13,277                 $10,647
6/30/98            $12,885                $13,381                 $10,661
7/31/98            $12,731                $13,519                 $10,674
8/31/98            $10,620                $11,847                 $10,687
9/30/98            $10,646                $11,487                 $10,700
10/31/98           $11,750                $12,688                 $10,726
11/30/98           $12,152                $13,341                 $10,726
12/31/98           $11,908                $13,871                 $10,719
1/31/99            $11,693                $13,833                 $10,746
2/28/99            $11,592                $13,506                 $10,759
3/31/99            $12,612                $14,073                 $10,791
4/30/99            $14,307                $14,647                 $10,870
5/31/99            $13,646                $13,896                 $10,870
6/30/99            $14,551                $14,441                 $10,870
7/31/99            $14,709                $14,873                 $10,903
8/31/99            $14,810                $14,931                 $10,929
9/30/99            $14,450                $15,085                 $10,981
10/31/99           $14,455                $15,653                 $11,001
11/30/99           $15,146                $16,200                 $11,007
12/31/99           $16,444                $17,657                 $11,007
1/31/00            $15,230                $16,538                 $11,040
2/29/00            $14,889                $16,987                 $11,105
3/31/00            $15,496                $17,648                 $11,197
4/30/00            $14,978                $16,723                 $11,203
5/31/00            $15,007                $16,318                 $11,216
6/30/00            $15,555                $16,960                 $11,275
7/31/00            $15,363                $16,252                 $11,302
8/31/00            $15,393                $16,396                 $11,302
9/30/00            $14,904                $15,601                 $11,360
10/31/00           $14,765                $15,236                 $11,380
11/30/00           $14,856                $14,668                 $11,387
12/31/00           $15,717                $15,192                 $11,380
1/31/01            $15,855                $15,185                 $11,452
2/28/01            $15,532                $14,048                 $11,498
3/31/01            $14,426                $13,118                 $11,524
4/30/01            $15,256                $14,038                 $11,570
5/31/01            $15,241                $13,554                 $11,622
6/30/01            $14,964                $13,004                 $11,642
7/31/01            $14,734                $12,769                 $11,609
8/31/01            $14,672                $12,448                 $11,609
9/30/01            $12,936                $11,190                 $11,661
10/31/01           $13,424                $11,476                 $11,622
11/30/01           $14,097                $11,900                 $11,602
12/31/01           $14,368                $11,971                 $11,557
1/31/02            $14,023                $11,336                 $11,583
2/28/02            $14,274                $11,416                 $11,629
3/31/02            $15,011                $12,039                 $11,694
4/30/02            $15,231                $12,126                 $11,759
5/31/02            $15,544                $12,291                 $11,759
6/30/02            $14,917                $11,806                 $11,766
7/31/02            $13,725                $10,641                 $11,779
8/31/02            $13,631                $10,620                 $11,818
9/30/02            $12,423                 $9,482                 $11,838
10/31/02           $12,969                 $9,992                 $11,857
11/30/02           $13,570                $10,447                 $11,857
12/31/02           $13,040                $10,097                 $11,831
1/31/03            $12,707                 $9,676                 $11,884
2/28/03            $12,280                 $9,455                 $11,975
3/31/03            $11,805                 $9,276                 $12,047
4/30/03            $12,786                $10,196                 $12,021
5/31/03            $13,546                $10,823                 $12,001
6/30/03            $13,878                $11,091                 $12,014
7/31/03            $14,416                $11,361                 $12,027
8/31/03            $14,986                $11,637                 $12,073
9/30/03            $15,128                $11,998                 $12,112
10/31/03           $15,885                $12,747                 $12,099
11/30/03           $16,029                $13,032                 $12,067
12/31/03           $16,881                $14,051                 $12,054
1/31/04            $17,266                $14,251                 $12,112
2/29/04            $17,618                $14,582                 $12,178
3/31/04            $17,538                $14,670                 $12,256
4/30/04            $17,057                $14,350                 $12,296
5/31/04            $16,993                $14,413                 $12,368
6/30/04            $17,266                $14,734                 $12,407
7/31/04            $16,849                $14,258                 $12,387
8/31/04            $16,977                $14,324                 $12,394
9/30/04            $17,378                $14,701                 $12,420
10/31/04           $17,873                $15,203                 $12,485
11/30/04           $19,153                $16,246                 $12,492
12/31/04           $19,786                $16,959                 $12,446
1/31/05            $19,395                $16,649                 $12,472
2/28/05            $20,225                $17,372                 $12,544
3/31/05            $19,704                $16,943                 $12,642
4/30/05            $19,249                $16,563                 $12,727
5/31/05            $19,330                $16,589                 $12,714
6/30/05            $19,558                $16,816                 $12,721
7/31/05            $20,225                $17,332                 $12,780
8/31/05            $20,583                $17,775                 $12,845


AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  CLASS R                     8/31/05
---------------------------------------
  1-Year                       20.88%
---------------------------------------
  3-Year                       15.27%
---------------------------------------
  Since Inception (1/1/02)     10.70%
---------------------------------------


CLASS R (1/1/02-8/31/05)

EDGAR REPRESENTATION OF DATA USED IN PRINTED DOCUMENT

[GRAPHIC OMITTED]

Period      Templeton Foreign Fund      MSCI EAFE Index 6           CPI 6
1/1/02             $10,000                $10,000                 $10,000
1/31/02             $9,710                 $9,469                 $10,023
2/28/02             $9,882                 $9,536                 $10,062
3/31/02            $10,409                $10,057                 $10,119
4/30/02            $10,559                $10,130                 $10,175
5/31/02            $10,774                $10,267                 $10,175
6/30/02            $10,345                 $9,862                 $10,181
7/31/02             $9,527                 $8,889                 $10,192
8/31/02             $9,473                 $8,871                 $10,226
9/30/02             $8,635                 $7,921                 $10,243
10/31/02            $9,028                 $8,347                 $10,260
11/30/02            $9,442                 $8,727                 $10,260
12/31/02            $9,074                 $8,434                 $10,238
1/31/03             $8,845                 $8,083                 $10,283
2/28/03             $8,548                 $7,898                 $10,362
3/31/03             $8,220                 $7,749                 $10,424
4/30/03             $8,910                 $8,517                 $10,402
5/31/03             $9,446                 $9,041                 $10,385
6/30/03             $9,676                 $9,265                 $10,396
7/31/03            $10,059                 $9,491                 $10,407
8/31/03            $10,464                 $9,721                 $10,447
9/30/03            $10,562                $10,023                 $10,481
10/31/03           $11,094                $10,648                 $10,470
11/30/03           $11,204                $10,887                 $10,441
12/31/03           $11,804                $11,738                 $10,430
1/31/04            $12,082                $11,904                 $10,481
2/29/04            $12,328                $12,181                 $10,538
3/31/04            $12,272                $12,255                 $10,606
4/30/04            $11,949                $11,988                 $10,640
5/31/04            $11,904                $12,040                 $10,702
6/30/04            $12,104                $12,308                 $10,736
7/31/04            $11,815                $11,911                 $10,719
8/31/04            $11,904                $11,966                 $10,724
9/30/04            $12,194                $12,280                 $10,747
10/31/04           $12,550                $12,700                 $10,804
11/30/04           $13,454                $13,571                 $10,809
12/31/04           $13,907                $14,167                 $10,770
1/31/05            $13,634                $13,908                 $10,792
2/28/05            $14,225                $14,512                 $10,855
3/31/05            $13,861                $14,153                 $10,939
4/30/05            $13,542                $13,837                 $11,013
5/31/05            $13,611                $13,858                 $11,002
6/30/05            $13,770                $14,047                 $11,007
7/31/05            $14,259                $14,479                 $11,058
8/31/05            $14,509                $14,849                 $11,115



                                                             Annual Report  | 11

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  ADVISOR CLASS 5             8/31/05
---------------------------------------
  1-Year                       22.46%
---------------------------------------
  5-Year                        7.04%
---------------------------------------
  10-Year                       8.61%
---------------------------------------

ADVISOR CLASS (9/1/95-8/31/05) 5

EDGAR REPRESENTATION OF DATA USED IN PRINTED DOCUMENT

[GRAPHIC OMITTED]

Period      Templeton Foreign Fund      MSCI EAFE Index 6           CPI 6
9/1/95             $10,000                $10,000                 $10,000
9/30/95            $10,166                $10,198                 $10,020
10/31/95            $9,909                 $9,926                 $10,052
11/30/95           $10,018                $10,205                 $10,046
12/31/95           $10,191                $10,619                 $10,039
1/31/96            $10,524                $10,665                 $10,098
2/29/96            $10,613                $10,704                 $10,131
3/31/96            $10,668                $10,934                 $10,183
4/30/96            $10,946                $11,254                 $10,222
5/31/96            $11,057                $11,050                 $10,242
6/30/96            $11,112                $11,115                 $10,249
7/31/96            $10,813                $10,793                 $10,268
8/31/96            $11,068                $10,819                 $10,288
9/30/96            $11,190                $11,109                 $10,320
10/31/96           $11,326                $10,998                 $10,353
11/30/96           $11,752                $11,439                 $10,373
12/31/96           $12,025                $11,294                 $10,373
1/31/97            $12,306                $10,902                 $10,405
2/28/97            $12,447                $11,083                 $10,438
3/31/97            $12,576                $11,126                 $10,464
4/30/97            $12,658                $11,187                 $10,477
5/31/97            $13,080                $11,918                 $10,471
6/30/97            $13,525                $12,578                 $10,484
7/31/97            $13,912                $12,784                 $10,497
8/31/97            $13,385                $11,832                 $10,517
9/30/97            $14,146                $12,497                 $10,543
10/31/97           $13,095                $11,540                 $10,569
11/30/97           $12,968                $11,425                 $10,562
12/31/97           $12,991                $11,527                 $10,549
1/31/98            $13,043                $12,057                 $10,569
2/28/98            $13,747                $12,833                 $10,589
3/31/98            $14,400                $13,231                 $10,608
4/30/98            $14,478                $13,339                 $10,628
5/31/98            $13,877                $13,277                 $10,647
6/30/98            $13,330                $13,381                 $10,661
7/31/98            $13,174                $13,519                 $10,674
8/31/98            $11,008                $11,847                 $10,687
9/30/98            $11,034                $11,487                 $10,700
10/31/98           $12,194                $12,688                 $10,726
11/30/98           $12,622                $13,341                 $10,726
12/31/98           $12,371                $13,871                 $10,719
1/31/99            $12,165                $13,833                 $10,746
2/28/99            $12,076                $13,506                 $10,759
3/31/99            $13,138                $14,073                 $10,791
4/30/99            $14,923                $14,647                 $10,870
5/31/99            $14,244                $13,896                 $10,870
6/30/99            $15,202                $14,441                 $10,870
7/31/99            $15,365                $14,873                 $10,903
8/31/99            $15,483                $14,931                 $10,929
9/30/99            $15,129                $15,085                 $10,981
10/31/99           $15,132                $15,653                 $11,001
11/30/99           $15,878                $16,200                 $11,007
12/31/99           $17,263                $17,657                 $11,007
1/31/00            $15,985                $16,538                 $11,040
2/29/00            $15,647                $16,987                 $11,105
3/31/00            $16,308                $17,648                 $11,197
4/30/00            $15,770                $16,723                 $11,203
5/31/00            $15,815                $16,318                 $11,216
6/30/00            $16,401                $16,960                 $11,275
7/31/00            $16,216                $16,252                 $11,302
8/31/00            $16,262                $16,396                 $11,302
9/30/00            $15,754                $15,601                 $11,360
10/31/00           $15,623                $15,236                 $11,380
11/30/00           $15,719                $14,668                 $11,387
12/31/00           $16,659                $15,192                 $11,380
1/31/01            $16,821                $15,185                 $11,452
2/28/01            $16,498                $14,048                 $11,498
3/31/01            $15,336                $13,118                 $11,524
4/30/01            $16,224                $14,038                 $11,570
5/31/01            $16,224                $13,554                 $11,622
6/30/01            $15,949                $13,004                 $11,642
7/31/01            $15,707                $12,769                 $11,609
8/31/01            $15,642                $12,448                 $11,609
9/30/01            $13,818                $11,190                 $11,661
10/31/01           $14,332                $11,476                 $11,622
11/30/01           $15,078                $11,900                 $11,602
12/31/01           $15,380                $11,971                 $11,557
1/31/02            $15,013                $11,336                 $11,583
2/28/02            $15,296                $11,416                 $11,629
3/31/02            $16,113                $12,039                 $11,694
4/30/02            $16,346                $12,126                 $11,759
5/31/02            $16,697                $12,291                 $11,759
6/30/02            $16,030                $11,806                 $11,766
7/31/02            $14,763                $10,641                 $11,779
8/31/02            $14,680                $10,620                 $11,818
9/30/02            $13,397                 $9,482                 $11,838
10/31/02           $13,998                 $9,992                 $11,857
11/30/02           $14,658                $10,447                 $11,857
12/31/02           $14,085                $10,097                 $11,831
1/31/03            $13,745                 $9,676                 $11,884
2/28/03            $13,304                 $9,455                 $11,975
3/31/03            $12,777                 $9,276                 $12,047
4/30/03            $13,864                $10,196                 $12,021
5/31/03            $14,696                $10,823                 $12,001
6/30/03            $15,071                $11,091                 $12,014
7/31/03            $15,682                $11,361                 $12,027
8/31/03            $16,311                $11,637                 $12,073
9/30/03            $16,481                $11,998                 $12,112
10/31/03           $17,319                $12,747                 $12,099
11/30/03           $17,474                $13,032                 $12,067
12/31/03           $18,432                $14,051                 $12,054
1/31/04            $18,866                $14,251                 $12,112
2/29/04            $19,265                $14,582                 $12,178
3/31/04            $19,180                $14,670                 $12,256
4/30/04            $18,676                $14,350                 $12,296
5/31/04            $18,623                $14,413                 $12,368
6/30/04            $18,936                $14,734                 $12,407
7/31/04            $18,502                $14,258                 $12,387
8/31/04            $18,658                $14,324                 $12,394
9/30/04            $19,110                $14,701                 $12,420
10/31/04           $19,665                $15,203                 $12,485
11/30/04           $21,095                $16,246                 $12,492
12/31/04           $21,818                $16,959                 $12,446
1/31/05            $21,391                $16,649                 $12,472
2/28/05            $22,334                $17,372                 $12,544
3/31/05            $21,764                $16,943                 $12,642
4/30/05            $21,285                $16,563                 $12,727
5/31/05            $21,391                $16,589                 $12,714
6/30/05            $21,658                $16,816                 $12,721
7/31/05            $22,423                $17,332                 $12,780
8/31/05            $22,850                $17,775                 $12,845



ENDNOTES


SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 90.02% and 7.69%.
6. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets, excluding the U.S. and Canada.


12 |  Annual Report

Your Fund's Expenses


As a Fund shareholder, you can incur two types of costs:

O Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and
O Ongoing Fund costs, including management fees, distribution and service
  (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.


ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.  Divide your account value by $1,000.
IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.



                                                             Annual Report  | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


-------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                  VALUE 2/28/05      VALUE 8/31/05   PERIOD* 2/28/05-8/31/05
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,022.30                 $5.91
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,019.36                 $5.90
-------------------------------------------------------------------------------------------------------
  CLASS B
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,017.70                 $9.71
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,015.58                 $9.70
-------------------------------------------------------------------------------------------------------
  CLASS C
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,017.70                 $9.71
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,015.58                 $9.70
-------------------------------------------------------------------------------------------------------
  CLASS R
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,020.00                 $7.18
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,018.10                 $7.17
-------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,023.10                 $4.64
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,020.62                 $4.63
-------------------------------------------------------------------------------------------------------


*Expenses are equal to the annualized expense ratio for each class (A: 1.16%; B:
1.91%; C: 1.91%; R: 1.41%; and Advisor: 0.91%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.



14 |  Annual Report

Templeton Foreign Fund

FINANCIAL HIGHLIGHTS


                                                             -----------------------------------------------------------------------
                                                                                       YEAR ENDED AUGUST 31,
CLASS A                                                             2005          2004         2003         2002         2001
                                                             -----------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................        $10.75        $ 9.60        $8.82        $9.69       $10.56
                                                             -----------------------------------------------------------------------

Income from investment operations:

 Net investment income a .................................          0.21          0.17         0.15         0.15         0.26

 Net realized and unrealized gains (losses) ..............          2.15          1.17         0.77        (0.77)       (0.69)
                                                             -----------------------------------------------------------------------

Total from investment operations .........................          2.36          1.34         0.92        (0.62)       (0.43)
                                                             -----------------------------------------------------------------------

Less distributions from:

 Net investment income ...................................         (0.23)        (0.19)       (0.14)       (0.25)       (0.23)

 Net realized gains ......................................         (0.02)         --            --            --        (0.21)
                                                             -----------------------------------------------------------------------

Total distributions ......................................         (0.25)        (0.19)       (0.14)       (0.25)       (0.44)
                                                             -----------------------------------------------------------------------

Redemption fees ..........................................           -- c          -- c         -- c          --           --
                                                             -----------------------------------------------------------------------

Net asset value, end of year .............................        $12.86        $10.75        $9.60        $8.82       $ 9.69
                                                             =======================================================================



Total return b ...........................................        22.26%        14.03%       10.80%       (6.31)%     (4.08)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $15,466,639   $13,067,977   $9,896,279   $8,325,977   $9,165,696

Ratios to average net assets:

 Expenses ................................................         1.15%         1.23%        1.22%        1.16%        1.18%

 Net investment income ...................................         1.71%         1.58%        1.79%        1.63%        2.54%

Portfolio turnover rate ..................................        34.00%        25.32%       33.36%       34.15%       21.38%





a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge.
c Amount is less than $0.01 per share.





                         Annual Report | See notes to financial statements. | 15

Templeton Foreign Fund

                                                             -----------------------------------------------------------------------
                                                                                    YEAR ENDED AUGUST 31,
CLASS B                                                             2005         2004          2003         2002        2001
                                                             -----------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................        $10.57        $ 9.46        $8.69        $9.56      $10.43
                                                             -----------------------------------------------------------------------

Income from investment operations:

 Net investment income a .................................          0.11          0.09         0.07         0.08        0.18

 Net realized and unrealized gains (losses) ..............          2.12          1.15         0.79        (0.76)       (0.67)
                                                             -----------------------------------------------------------------------

Total from investment operations .........................          2.23          1.24         0.86        (0.68)       (0.49)
                                                             -----------------------------------------------------------------------

Less distributions from:

 Net investment income ...................................         (0.15)        (0.13)       (0.09)       (0.19)       (0.17)

 Net realized gains ......................................         (0.02)           --           --           --        (0.21)
                                                             -----------------------------------------------------------------------

Total distributions ......................................         (0.17)        (0.13)       (0.09)       (0.19)       (0.38)
                                                             -----------------------------------------------------------------------

Redemption fees ..........................................           -- c          -- c         -- c          --           --
                                                             -----------------------------------------------------------------------

Net asset value, end of year .............................        $12.63        $10.57        $9.46        $8.69      $ 9.56
                                                             =======================================================================



Total return b ...........................................        21.30%        13.27%       10.00%      (7.07)%      (4.75)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................      $230,901      $195,116     $138,026      $87,135     $64,360

Ratios to average net assets:

 Expenses ................................................         1.90%         1.98%        1.97%        1.91%       1.93%

 Net investment income ...................................         0.96%         0.83%        1.04%        0.88%       1.83%

Portfolio turnover rate ..................................        34.00%        25.32%       33.36%       34.15%      21.38%





a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.





16 |  See notes to financial statements.  |  Annual Report

Templeton Foreign Fund

                                                             -----------------------------------------------------------------------
                                                                                      YEAR ENDED AUGUST 31,
CLASS C                                                             2005          2004         2003         2002         2001
                                                             -----------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................        $10.59        $ 9.47        $8.69       $9.55       $10.39
                                                             -----------------------------------------------------------------------

Income from investment operations:

 Net investment income a .................................          0.11          0.09         0.08         0.08        0.18

 Net realized and unrealized gains (losses) ..............          2.12          1.16         0.77        (0.76)       (0.66)
                                                             -----------------------------------------------------------------------

Total from investment operations .........................          2.23          1.25         0.85        (0.68)       (0.48)
                                                             -----------------------------------------------------------------------

Less distributions from:

 Net investment income ...................................         (0.15)        (0.13)       (0.07)       (0.18)       (0.15)

 Net realized gains ......................................         (0.02)           --           --           --        (0.21)
                                                             -----------------------------------------------------------------------

Total distributions ......................................         (0.17)        (0.13)       (0.07)       (0.18)       (0.36)
                                                             -----------------------------------------------------------------------

Redemption fees ..........................................           -- c          -- c         -- c          --           --
                                                             -----------------------------------------------------------------------

Net asset value, end of year .............................        $12.65        $10.59        $9.47        $8.69       $ 9.55
                                                             =======================================================================



Total return b ...........................................        21.24%        13.29%        9.94%      (7.10)%      (4.68)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................    $1,459,630    $1,188,885     $900,811     $793,143     $899,275

Ratios to average net assets:

 Expenses ................................................         1.90%         1.98%        1.97%        1.91%        1.92%

 Net investment income ...................................         0.96%         0.83%        1.04%        0.88%        1.80%

Portfolio turnover rate ..................................        34.00%        25.32%       33.36%       34.15%       21.38%





a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge. c Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 17

Templeton Foreign Fund

                                                                             -------------------------------------------------------
                                                                                               YEAR ENDED AUGUST 31,
                                                                             -------------------------------------------------------
CLASS R                                                                           2005         2004         2003       2002 D

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................................        $10.68       $ 9.56        $8.81       $9.30
                                                                             -------------------------------------------------------

Income from investment operations:

 Net investment income a ...............................................          0.18         0.15         0.14        0.14

 Net realized and unrealized gains (losses) ............................          2.13         1.15         0.76       (0.63)
                                                                             -------------------------------------------------------

Total from investment operations .......................................          2.31         1.30         0.90       (0.49)
                                                                             -------------------------------------------------------

Less distributions from:

 Net investment income .................................................         (0.20)       (0.18)       (0.15)         --

 Net realized gains ....................................................         (0.02)          --           --          --
                                                                             -------------------------------------------------------

Total distributions ....................................................         (0.22)       (0.18)       (0.15)         --
                                                                             -------------------------------------------------------

Redemption fees ........................................................            -- c         -- c         -- c        --
                                                                             -------------------------------------------------------

Net asset value, end of year ...........................................        $12.77       $10.68        $9.56       $8.81
                                                                             =======================================================



Total return b .........................................................        21.88%       13.76%       10.46%       (5.27)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................................      $178,473     $114,301      $55,346      $5,641

Ratios to average net assets:

 Expenses ..............................................................         1.40%        1.48%        1.47%       1.41% e

 Net investment income .................................................         1.46%        1.33%        1.54%       1.38% e

Portfolio turnover rate ................................................        34.00%       25.32%       33.36%      34.15%





a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Amount is less than $0.01 per share.
d For the period January 2, 2002 (effective date) to August 31, 2002.
e Annualized.


18 |  See notes to financial statements.  |  Annual Report

Templeton Foreign Fund

                                                             -----------------------------------------------------------------------
                                                                                        YEAR ENDED AUGUST 31,
ADVISOR CLASS                                                       2005          2004         2003         2002         2001
                                                             -----------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................        $10.75        $ 9.59        $8.81        $9.69      $10.56
                                                             -----------------------------------------------------------------------

Income from investment operations:

 Net investment income a .................................          0.25         0.20          0.17         0.17        0.28

 Net realized and unrealized gains (losses) ..............          2.12          1.17         0.77        (0.77)      (0.68)
                                                             -----------------------------------------------------------------------

Total from investment operations .........................          2.37          1.37         0.94        (0.60)      (0.40)
                                                             -----------------------------------------------------------------------

Less distributions from:

 Net investment income ...................................         (0.25)        (0.21)       (0.16)       (0.28)      (0.26)

 Net realized gains ......................................         (0.02)           --           --           --       (0.21)
                                                             -----------------------------------------------------------------------

Total distributions ......................................         (0.27)        (0.21)       (0.16)       (0.28)      (0.47)
                                                             -----------------------------------------------------------------------

Redemption fees ..........................................            -- b          -- b         -- b         --          --
                                                             -----------------------------------------------------------------------

Net asset value, end of year .............................        $12.85        $10.75        $9.59        $8.81      $ 9.69
                                                             =======================================================================



Total return .............................................        22.46%        14.39%       11.11%      (6.15)%     (3.81)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................    $1,727,076      $762,207     $421,725     $297,866    $102,846

Ratios to average net assets:

 Expenses ................................................         0.90%         0.98%        0.97%        0.91%       0.93%

 Net investment income ...................................         1.96%         1.83%        2.04%        1.88%       2.78%

Portfolio turnover rate ..................................        34.00%        25.32%       33.36%       34.15%      21.38%





a Based on average daily shares outstanding.
b Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 19

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2005



------------------------------------------------------------------------------------------------------------------------------------
                                                              INDUSTRY                         SHARES                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 87.5%
    ARGENTINA 0.0% A
  b Inversiones y Representacion SA, GDR ....               Real Estate                            404,137         $     4,910,265
                                                                                                                   ----------------
    AUSTRALIA 1.8%
    Alumina Ltd. ............................             Metals & Mining                       20,362,180              91,381,161
    National Australia Bank Ltd. ............            Commercial Banks                        4,106,604              96,979,810
    Qantas Airways Ltd. .....................                Airlines                           62,445,201             151,188,770
                                                                                                                   ----------------
                                                                                                                       339,549,741
                                                                                                                   ----------------
    BERMUDA 2.0%
    ACE Ltd. ................................               Insurance                            5,319,925             236,257,869
    XL Capital Ltd., A ......................               Insurance                            2,110,174             146,657,093
                                                                                                                   ----------------
                                                                                                                       382,914,962
                                                                                                                   ----------------
    BRAZIL 0.1%
  b Contax Participacoes SA, ADR ............     Commercial Services & Supplies                 7,219,300               5,270,089
    Embraer-Empresa Brasileira de
    Aeronautica SA, ADR .....................          Aerospace & Defense                         150,000               5,379,000
                                                                                                                   ----------------
                                                                                                                        10,649,089
                                                                                                                   ----------------
    CANADA 1.4%
    BCE Inc. ................................   Diversified Telecommunication Services          10,172,019             266,176,469
    Domtar Inc. .............................         Paper & Forest Products                    1,157,100               7,815,675
                                                                                                                   ----------------
                                                                                                                       273,992,144
                                                                                                                   ----------------
    CHINA 2.0%
  b Bank of Communications Ltd. .............              Commercial Banks                    138,409,000              60,997,449
b,c Bank of Communications Ltd., 144A .......              Commercial Banks                     34,594,000              15,245,726
    China Mobile (Hong Kong) Ltd., fgn. .....    Wireless Telecommunication Services            24,476,749             105,822,929
  b China Shenhua Energy Co. Ltd., H ........       Oil, Gas & Consumable Fuels                 95,261,000             106,027,375
    China Telecom Corp. Ltd., H .............    Diversified Telecommunication Services        200,940,000              74,334,600
  c China Telecom Corp. Ltd., H, 144A .......    Diversified Telecommunication Services         66,360,000              24,548,841
    Guangdong Electric Power Development
     Co. Ltd., B ............................ Independent Power Producers & Energy Traders         757,704                 362,686
                                                                                                                   ----------------
                                                                                                                       387,339,606
                                                                                                                   ----------------
    DENMARK 0.8%
  b Vestas Wind Systems AS ..................             Electrical Equipment                   6,043,391             125,915,430
b,c Vestas Wind Systems AS, 144A ............             Electrical Equipment                     968,925              20,187,773
                                                                                                                   ----------------
                                                                                                                       146,103,203
                                                                                                                   ----------------
    FINLAND 2.1%
    M-real OYJ, B ...........................           Paper & Forest Products                  2,322,500              12,689,535
  c M-real OYJ, B, 144A .....................           Paper & Forest Products                  2,361,665              12,903,522
    Stora Enso OYJ, R (EUR/FIM Traded) ......           Paper & Forest Products                  7,174,600              98,664,023
    Stora Enso OYJ, R (SEK Traded) ..........           Paper & Forest Products                  2,354,531              32,545,666
    UPM-Kymmene Corp. .......................           Paper & Forest Products                 12,034,358             240,449,679
                                                                                                                   ----------------
                                                                                                                       397,252,425
                                                                                                                   ----------------



20 |  Annual Report

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2005 (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                INDUSTRY                       SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    FRANCE 3.7%
    France Telecom SA .......................    Diversified Telecommunication Services          4,707,590         $   141,727,025
    Sanofi-Aventis ..........................              Pharmaceuticals                       3,684,131             314,432,493
  c Sanofi-Aventis, 144A ....................              Pharmaceuticals                         609,320              52,004,124
    Societe BIC SA ..........................       Commercial Services & Supplies                 818,992              48,323,356
    Valeo SA ................................              Auto Components                       1,937,414              79,522,864
    Vinci SA ................................          Construction & Engineering                  665,014              59,054,031
                                                                                                                   ---------------
                                                                                                                       695,063,893
                                                                                                                   ----------------
    GERMANY 4.0%
    BASF AG .................................               Chemicals                            4,064,546             284,989,442
    Celesio AG ..............................       Health Care Providers & Services               776,204              67,970,503
    Deutsche Post AG ........................            Air Freight & Logistics                 3,218,007              81,243,961
    E.ON AG .................................              Electric Utilities                    1,074,570             102,579,820
    Siemens AG ..............................         Industrial Conglomerates                   3,069,210             233,749,035
                                                                                                                   ----------------
                                                                                                                       770,532,761
                                                                                                                   ----------------
    HONG KONG 8.2%
    Cheung Kong Holdings Ltd. ...............                Real Estate                        51,289,058             556,338,434
    Hang Lung Group Ltd. ....................                Real Estate                        39,328,783              73,883,954
    Hang Lung Properties Ltd. ...............                Real Estate                           339,500                 528,581
    Hong Kong Electric Holdings Ltd. ........             Electric Utilities                    27,682,304             133,751,586
    Hutchison Whampoa Ltd. ..................          Industrial Conglomerates                 39,106,049             385,945,579
    Lerado Group Holdings Co. Ltd. ..........        Leisure Equipment & Products                2,326,000                 200,526
    MTR Corp. Ltd. ..........................                Road & Rail                        39,070,383              79,179,908
    Shangri-La Asia Ltd. ....................        Hotels, Restaurants & Leisure              27,094,670              47,065,687
    Swire Pacific Ltd., A ...................                Real Estate                        24,142,522             229,413,992
    Yue Yuen Industrial Holdings Ltd. .......       Textiles Apparel & Luxury Goods             20,934,910              63,303,209
                                                                                                                   ----------------
                                                                                                                     1,569,611,456
                                                                                                                   ----------------
    INDIA 1.6%
    Gail India Ltd. .........................                Gas Utilities                      12,478,500              66,055,978
  c Gail India Ltd., GDR, 144A ..............                Gas Utilities                          33,440               1,062,723
    Housing Development Finance Corp.
     Ltd. ...................................         Thrifts & Mortgage Finance                 3,639,242              74,797,686
    Satyam Computers Services Ltd. ..........                 IT Services                        8,801,857             105,972,159
    Tata Motors Ltd.                                           Machinery                         5,815,200              61,137,202
                                                                                                                   ----------------
                                                                                                                       309,025,748
                                                                                                                   ----------------
    ISRAEL 0.8%
  b Check Point Software Technologies Ltd. ..                      Software                      6,378,098             143,889,891
                                                                                                                   ----------------
    ITALY 1.6%
    Eni SpA .................................         Oil, Gas & Consumable Fuels                4,945,395             146,385,644
    Unicredito Italiano SpA .................                 Commercial Banks                  28,836,016             164,220,898
                                                                                                                   ----------------
                                                                                                                       310,606,542
                                                                                                                   ----------------



                                                            Annual Report  | 21

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2005 (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                  INDUSTRY                      SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------------------

    COMMON STOCKS (CONT.)

    JAPAN 11.6%
    Acom Co. Ltd. ...........................              Consumer Finance                      1,751,150         $   114,860,631
    East Japan Railway Co. ..................                 Road & Rail                            3,310              17,793,287
    Fanuc Ltd. ..............................                  Machinery                             9,500                 714,099
    Hitachi Ltd. ............................       Electronic Equipment & Instruments          10,711,000              65,319,827
    KDDI Corp. ..............................      Wireless Telecommunication Services               1,084               5,709,644
    Makita Corp. ............................              Household Durables                    3,952,700              78,564,756
    Matsushita Electric Industrial Co.
     Ltd. ...................................             Household Durables                        31,000                 539,143
    Meitec Corp. ............................   Commercial Services & Supplies                      17,000                 531,418
    Mitsubishi Tokyo Financial Group
     Inc. ...................................          Commercial Banks                             26,820             273,809,459
    NEC Corp. ...............................       Computers & Peripherals                      2,338,000              12,441,451
    Nintendo Co. Ltd. .......................              Software                              1,979,500             207,455,391
    Nippon Telegraph & Telephone Corp. ......    Diversified Telecommunication Services             38,630             167,524,055
    Nomura Holdings Inc. ....................              Capital Markets                      11,834,480             160,915,141
    Pioneer Corp. ...........................             Household Durables                        45,000                 694,403
    Shinsei Bank Ltd. .......................              Commercial Banks                     30,389,000             186,971,216
  c Shinsei Bank Ltd., 144A .................              Commercial Banks                      4,520,000              27,809,730
    Sompo Japan Insurance Inc. ..............                 Insurance                         13,537,000             154,834,368
    Sony Corp. ..............................             Household Durables                     7,390,000             247,034,377
    Sumitomo Mitsui Financial Group
     Inc. ...................................              Commercial Banks                         33,535             273,285,179
    Takeda Pharmaceutical Co. Ltd. ..........               Pharmaceuticals                      3,907,300             210,747,445
                                                                                                                   ----------------
                                                                                                                     2,207,555,020
                                                                                                                   ----------------
    MEXICO 2.2%
    Cemex SA ................................           Construction Materials                   8,868,052              42,240,404
    Cemex SA, ADR ...........................           Construction Materials                   2,719,846             129,655,059
    Telefonos de Mexico SA de CV (Telmex),
     L, ADR .................................    Diversified Telecommunication Services         13,246,566             254,334,067
    Wal-Mart de Mexico SA de CV, V,
     ADR ....................................          Food & Staples Retailing                     20,065                 874,383
                                                                                                                   ----------------
                                                                                                                       427,103,913
                                                                                                                   ----------------
    NETHERLANDS 5.2%
    Akzo Nobel NV ...........................                  Chemicals                         3,068,284             125,637,677
    ING Groep NV ............................               Capital Markets                      9,602,241             278,782,379
    Koninklijke Philips Electronics NV ......             Household Durables                     9,872,072             259,829,818
    Reed Elsevier NV ........................                    Media                           5,422,500              75,706,340
    VNU NV ..................................                    Media                           8,043,509             247,019,455
                                                                                                                   ----------------
                                                                                                                       986,975,669
                                                                                                                   ----------------
    NORWAY 0.3%
    Telenor ASA .............................    Diversified Telecommunication Services        5,843,700                53,548,523
                                                                                                                   ----------------





22 |  Annual Report


Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2005 (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                  INDUSTRY                      SHARES                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    PHILIPPINES 0.3%
    Ayala Land Inc. .........................                 Real Estate                      105,116,880         $    15,130,106
    Philippine Long Distance Telephone
     Co. ....................................    Diversified Telecommunication Services          1,530,100              43,231,613
    Philippine Long Distance Telephone Co.,
     ADR ....................................    Diversified Telecommunication Services             12,530                 355,977
                                                                                                                   ----------------
                                                                                                                        58,717,696
                                                                                                                   ----------------
    PORTUGAL 0.0%A
    Portugal Telecom SGPS SA ................    Diversified Telecommunication Services             61,840                 587,282
                                                                                                                   ----------------
    SINGAPORE 0.4%
    Singapore Airlines Ltd. .................                   Airlines                               985                   6,912
    United Overseas Bank Ltd. ...............               Commercial Banks                        96,000                 810,705
  b United Overseas Land Ltd. ...............                  Real Estate                           9,600                  13,302
    Venture Corp. Ltd. ......................      Electronic Equipment & Instruments            8,383,000              76,277,074
                                                                                                                   ----------------
                                                                                                                        77,107,993
                                                                                                                   ----------------
    SOUTH AFRICA 0.6%
    Old Mutual PLC (GBP Traded) .............                  Insurance                        43,465,760             110,644,247
                                                                                                                   ----------------
    SOUTH KOREA 5.5%
    Hana Bank ...............................               Commercial Banks                     6,296,400             189,467,983
    Kookmin Bank ............................               Commercial Banks                     3,596,300             179,728,426
    Kookmin Bank, ADR .......................               Commercial Banks                        16,614                 841,997
    KT Corp., ADR ...........................     Diversified Telecommunication Services         5,002,000             101,790,700
    Samsung Electronics Co. Ltd. ............   Semiconductors & Semiconductor Equipment           493,974             258,759,611
    Samsung Electronics Co. Ltd.,
     GDR, Reg S .............................   Semiconductors & Semiconductor Equipment             4,500               1,180,125
    Shinhan Financial Group Co. Ltd. ........               Commercial Banks                     6,226,770             182,276,175
    SK Telecom Co. Ltd., ADR ................      Wireless Telecommunication Services           6,383,026             135,703,133
                                                                                                                   ----------------
                                                                                                                     1,049,748,150
                                                                                                                   ----------------
    SPAIN 2.0%
    Grupo Ferrovial SA ......................         Construction & Engineering                    18,761               1,450,807
    Repsol YPF SA ...........................        Oil, Gas & Consumable Fuels                10,015,423             296,213,423
    Telefonica SA ...........................     Diversified Telecommunication Services         5,387,431              88,904,572
    Telefonica SA, ADR ......................     Diversified Telecommunication Services             7,915                 394,009
                                                                                                                   ----------------
                                                                                                                       386,962,811
                                                                                                                   ----------------
    SWEDEN 2.9%
    Atlas Copco AB, A .......................                   Machinery                        3,061,680              52,849,730
    Electrolux AB, B ........................              Household Durables                   13,171,470             296,179,932
    Holmen AB, B ............................            Paper & Forest Products                 1,251,483              37,494,332
    Nordea Bank AB ..........................               Commercial Banks                     7,106,560              68,855,639
    Nordea Bank AB, FDR .....................               Commercial Banks                       132,030               1,276,659
    Securitas AB, B .........................        Commercial Services & Supplies              5,885,130              95,359,641
                                                                                                                   ----------------
                                                                                                                       552,015,933
                                                                                                                   ----------------



                                                             Annual Report  | 23

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2005 (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                                               INDUSTRY                           SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------------------

    COMMON STOCKS (CONT.)

    SWITZERLAND 3.7%
    Lonza Group AG ..........................                  Chemicals                           732,140         $    41,752,375
    Nestle SA ...............................                Food Products                         828,113             232,332,344
    Novartis AG .............................               Pharmaceuticals                      4,578,978             221,896,037
    Swiss Reinsurance Co. ...................                  Insurance                         3,359,055             216,324,588
                                                                                                                   ----------------
                                                                                                                       712,305,344
                                                                                                                   ----------------
    TAIWAN 2.5%
    Chunghwa Telecom Co. Ltd., ADR ..........    Diversified Telecommunication Services          7,103,200             136,736,600
    Compal Electronics Inc. .................           Computers & Peripherals                105,136,780             104,655,238
    Lite-On Technology Corp. ................           Computers & Peripherals                113,393,400             117,202,034
  b Mega Financial Holdings Co. Ltd. ........             Commercial Banks                      41,679,000              27,616,314
    Taiwan Semiconductor Manufacturing
     Co., Ltd. ..............................   Semiconductors & Semiconductor Equipment        56,366,058              92,939,454
                                                                                                                   ----------------
                                                                                                                       479,149,640
                                                                                                                   ----------------
    UNITED KINGDOM 20.2%
    Amvescap PLC ............................               Capital Markets                     26,516,686             175,379,332
    BAE Systems PLC .........................             Aerospace & Defense                   19,631,234             115,776,484
    BHP Billiton PLC ........................               Metals & Mining                      8,379,597             124,435,256
    Boots Group PLC .........................          Food & Staples Retailing                 13,177,383             146,523,551
    BP PLC ..................................         Oil, Gas & Consumable Fuels               27,390,310             311,965,902
    BP PLC, ADR .............................         Oil, Gas & Consumable Fuels                    5,110                 349,422
    British Land Co. PLC ....................                 Real Estate                        5,245,698              83,616,931
    British Sky Broadcasting Group PLC ......                   Media                           39,322,599             403,933,778
    Centrica PLC ............................               Multi-Utilities                     18,122,330              81,566,651
    Compass Group PLC .......................        Hotels, Restaurants & Leisure              61,743,250             277,343,348
  b Electrocomponents PLC ...................      Electronic Equipment & Instruments            7,558,400              35,722,222
    GKN PLC .................................               Auto Components                     27,792,294             143,997,631
    GlaxoSmithKline PLC .....................               Pharmaceuticals                     16,656,987             401,948,235
    Lloyds TSB Group PLC ....................              Commercial Banks                      8,408,864              69,102,741
    Pearson PLC .............................                    Media                          20,316,526             244,578,914
    Reed Elsevier PLC .......................                    Media                             100,000                 937,123
  b Rentokil Initial PLC ....................       Commercial Services & Supplies              14,558,700              42,569,682
  c Royal Bank of Scotland Group PLC,
     144A ...................................              Commercial Banks                      5,033,500             147,043,621
    Royal Dutch Shell PLC, A (EUR Traded) ...           Oil, Gas & Consumable Fuels              4,672,000             152,352,837
    Royal Dutch Shell PLC, B ................         Oil, Gas & Consumable Fuels                7,005,856             237,362,527
    Shire Pharmaceuticals Group PLC .........               Pharmaceuticals                      3,250,478              40,595,095
    Smiths Group PLC ........................          Industrial Conglomerates                  5,731,047              93,728,940
    Tesco PLC ...............................          Food & Staples Retailing                    264,339               1,554,193
    Unilever PLC ............................                Food Products                      17,898,582             179,827,704
    Vodafone Group PLC ......................     Wireless Telecommunication Services           76,994,248             210,562,042
    Yell Group PLC ..........................                    Media                          15,166,430             123,473,747
                                                                                                                   ----------------
                                                                                                                     3,846,247,909
                                                                                                                   ----------------
    TOTAL COMMON STOCKS
     (COST $13,126,041,540) .................                                                                       16,690,111,856
                                                                                                                   ----------------



24 |  Annual Report


Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2005 (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                  INDUSTRY                      SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
    PREFERRED STOCKS 2.5%
    BRAZIL 1.2%
    Cia Vale do Rio Doce, ADR, pfd., A                      Metals & Mining                      3,386,403         $   101,592,090
    Tele Norte Leste Participacoes SA,
     ADR, pfd.                                   Diversified Telecommunication Services          8,587,300             129,152,992
                                                                                                                   ----------------
                                                                                                                       230,745,082
                                                                                                                   ----------------
    GERMANY 0.9%
    Volkswagen AG, pfd.                                        Automobiles                       4,146,234             163,947,043
                                                                                                                   ----------------
    SOUTH KOREA 0.4%
    Samsung Electronics Co. Ltd., pfd.          Semiconductors & Semiconductor Equipment           236,190              84,377,939
                                                                                                                   ----------------
    TOTAL PREFERRED STOCKS
     (COST $295,594,197)                                                                                               479,070,064
                                                                                                                   ----------------

                                                                                        --------------------
                                                                                         PRINCIPAL AMOUNT D
                                                                                        --------------------
    BONDS & NOTES 0.7%
    AUSTRALIA 0.3%
    New South Wales Treasury Corp.,
     6.50%, 5/01/06                                                                             65,430,000 AUD          49,718,252
                                                                                                                   ----------------
    LUXEMBOURG 0.3%
  c Repcon Luxembourg SA, cvt., 144A,
     4.50%, 1/26/11                                                                             42,500,000              56,270,000
                                                                                                                   ----------------
    NEW ZEALAND 0.1%
    Government of New Zealand,
     6.50%, 2/15/06                                                                             31,000,000 NZD          21,549,314
                                                                                                                   ----------------
    TOTAL BONDS & NOTES
     (COST $119,930,084)                                                                                               127,537,566
                                                                                                                   ----------------


                                                             Annual Report  | 25

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2005 (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL AMOUNT D           VALUE
------------------------------------------------------------------------------------------------------------------------------------

    SHORT TERM INVESTMENTS 7.5%

    THAILAND 0.2%
  e Thailand Treasury Bills, 10/06/05 -
     8/24/06                                                                                 1,454,385,000 THB     $    34,531,187
                                                                                                                   ----------------
    UNITED STATES 7.3%
  e U.S. Treasury Bills, 9/01/05 -
     11/25/05                                                                                1,393,757,000           1,388,233,217
                                                                                                                   ----------------
    TOTAL SHORT TERM INVESTMENTS
     (COST $1,423,991,312)                                                                                           1,422,764,404
                                                                                                                   ----------------
    TOTAL INVESTMENTS (COST $14,965,557,133) 98.2%                                                                  18,719,483,890
    OTHER ASSETS, LESS LIABILITIES 1.8%                                                                                343,234,564
                                                                                                                   ----------------
    NET ASSETS 100.0% $
                                                                                                                   $19,062,718,454
                                                                                                                   ================

CURRENCY ABBREVIATIONS:
AUD  -  Australian Dollar
EUR  -  Euro
FIM  -  Finnish Markka
GBP  -  British Pound
NZD  -  New Zealand Dollar
SEK  -  Swedish Krona
THB  -  Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS:
ADR  -  American Depository Receipt
FDR  -  Foreign Depository Receipt
GDR  -  Global Depository Receipt





a Rounds to less than 0.05% of net assets.
b Non-income producing.
c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors.
d The principal amount is stated in U.S. dollars unless otherwise indicated.
e The security is traded on a discount basis with no stated coupon rate.


26 |  See notes to financial statements.  |  Annual Report

Templeton Foreign Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
August 31, 2005



Assets:
 Investments in securities:
  Cost .........................................................................................................   $14,965,557,133
                                                                                                                   ----------------
  Value ........................................................................................................   $18,719,483,890
 Cash ..........................................................................................................             4,334
 Foreign currency, at value (cost $335,061,541) ................................................................       318,879,207
 Receivables:
  Investment securities sold ...................................................................................       558,541,427
  Capital shares sold ..........................................................................................        14,291,029
  Dividends and interest .......................................................................................        43,304,356
                                                                                                                   ----------------
      Total assets .............................................................................................    19,654,504,243
                                                                                                                   ----------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................................................       485,328,850
  Capital shares redeemed ......................................................................................        83,034,078
  Affiliates ...................................................................................................        21,174,434
 Other liabilities .............................................................................................         2,248,427
                                                                                                                   ----------------
      Total liabilities ........................................................................................       591,785,789
                                                                                                                   ----------------
        Net assets, at value ...................................................................................   $19,062,718,454
                                                                                                                   ================
Net assets consist of:
 Paid-in capital ...............................................................................................   $14,498,561,646
 Undistributed net investment income ...........................................................................       175,749,073
 Net unrealized appreciation (depreciation) ....................................................................     3,736,904,977
                                                                                                                   ----------------
 Accumulated net realized gain (loss) ..........................................................................       651,502,758
                                                                                                                   ----------------
        Net assets, at value ...................................................................................   $19,062,718,454
                                                                                                                   ================


                         Annual Report | See notes to financial statements. | 27

Templeton Foreign Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2005


CLASS A:
 Net assets, at value ..........................................................................................   $15,466,639,105
                                                                                                                   ================
 Shares outstanding ............................................................................................     1,202,705,186
                                                                                                                   ================
 Net asset value per share a ...................................................................................            $12.86
                                                                                                                   ================
 Maximum offering price per share (net asset value per share / 94.25%) .........................................            $13.64
                                                                                                                   ================
CLASS B:
 Net assets, at value ..........................................................................................   $   230,900,907
                                                                                                                   ================
 Shares outstanding ............................................................................................        18,281,444
                                                                                                                   ================
 Net asset value and maximum offering price per share a ........................................................            $12.63
                                                                                                                   ================
CLASS C:
 Net assets, at value ..........................................................................................   $ 1,459,630,002
                                                                                                                   ================
 Shares outstanding ............................................................................................       115,348,128
                                                                                                                   ================
 Net asset value and maximum offering price per share a ........................................................            $12.65
                                                                                                                   ================
CLASS R:
 Net assets, at value ..........................................................................................   $   178,472,735
                                                                                                                   ================
 Shares outstanding ............................................................................................        13,981,233
                                                                                                                   ================
 Net asset value and maximum offering price per share a ........................................................            $12.77
                                                                                                                   ================
ADVISOR CLASS:
 Net assets, at value ..........................................................................................   $ 1,727,075,705
                                                                                                                   ================
 Shares outstanding ............................................................................................       134,428,542
                                                                                                                   ================
 Net asset value and maximum offering price per share a ........................................................            $12.85
                                                                                                                   ================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

28 |  See notes to financial statements.  |  Annual Report

Templeton Foreign Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2005


Investment income:
 Dividends (net of foreign taxes of $38,034,719)
  Unaffiliated issuers .........................................................................................   $  444,268,900
  Non-controlled affiliated issuers (Note 8) ...................................................................        1,135,959
 Interest ......................................................................................................       61,609,011
 Other income (Note 10) ........................................................................................        1,480,191
                                                                                                                   ---------------
      Total investment income ..................................................................................      508,494,061
                                                                                                                   ---------------
Expenses:
 Management fees (Note 3a) .....................................................................................      105,404,170
 Administrative fees (Note 3b) .................................................................................       13,723,613
 Distribution fees (Note 3c)
  Class A ......................................................................................................       36,942,199
  Class B ......................................................................................................        2,215,756
  Class C ......................................................................................................       13,588,562
  Class R ......................................................................................................          754,210
 Transfer agent fees (Note 3e) .................................................................................       33,100,400
 Custodian fees (Note 4) .......................................................................................        6,359,259
 Reports to shareholders .......................................................................................          705,000
 Registration and filing fees ..................................................................................            1,700
 Professional fees .............................................................................................          182,307
 Directors' fees and expenses ..................................................................................          192,100
 Other .........................................................................................................          425,798
                                                                                                                   ---------------
      Total expenses ...........................................................................................      213,595,074
      Expense reductions (Note 4) ..............................................................................          (31,595)
                                                                                                                   ---------------
        Net expenses ...........................................................................................      213,563,479
                                                                                                                   ---------------
          Net investment income ................................................................................      294,930,582
                                                                                                                   ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers ........................................................................................      970,649,589
   Non-controlled affiliated issuers (Note 8) ..................................................................       10,142,384
  Foreign currency transactions ................................................................................       (8,980,408)
                                                                                                                   ---------------
      Net realized gain (loss)..................................................................................      971,811,565
                                                                                                                   ---------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ..................................................................................................    2,157,062,200
  Translation of assets and liabilities denominated in foreign currencies ......................................      (17,537,748)
  Deferred taxes ...............................................................................................        4,817,504
                                                                                                                   ---------------
      Net change in unrealized appreciation (depreciation) .....................................................    2,144,341,956
                                                                                                                   ---------------
Net realized and unrealized gain (loss) ........................................................................    3,116,153,521
                                                                                                                   ---------------
Net increase (decrease) in net assets resulting from operations ................................................   $3,411,084,103
                                                                                                                   ===============



                         Annual Report | See notes to financial statements. | 29

Templeton Foreign Fund

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                ------------------------------------
                                                                                                       YEAR ENDED AUGUST 31,
                                                                                                        2005            2004
                                                                                                ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................................  $   294,930,582    $   218,185,637
  Net realized gain (loss) from investments and foreign currency transactions ................      971,811,565        502,151,093
  Net change in unrealized appreciation (depreciation) on investments, translation of assets
   and liabilities denominated in foreign currencies, and deferred taxes .....................    2,144,341,956        942,367,615
                                                                                                ------------------------------------
       Net increase (decrease) in net assets resulting from operations .......................    3,411,084,103      1,662,704,345
                                                                                                ------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................................................     (273,911,468)      (204,011,408)
   Class B ...................................................................................       (2,747,991)        (2,057,816)
   Class C ...................................................................................      (16,469,565)       (12,329,894)
   Class R ...................................................................................       (2,322,092)        (1,184,897)
   Advisor Class .............................................................................      (19,608,644)       (10,826,764)
  Net realized gains:
   Class A ...................................................................................      (23,672,555)                --
   Class B ...................................................................................         (362,026)                --
   Class C ...................................................................................       (2,187,583)                --
   Class R ...................................................................................         (225,830)                --
   Advisor Class .............................................................................       (1,502,661)                --
                                                                                                ------------------------------------
 Total distributions to shareholders .........................................................     (343,010,415)      (230,410,779)
                                                                                                ------------------------------------
 Capital share transactions: (Note 2)
   Class A ...................................................................................     (167,929,607)     1,933,013,114
   Class B ...................................................................................       (2,695,369)        39,903,930
   Class C ...................................................................................       34,862,854        178,088,702
   Class R ...................................................................................       38,612,358         51,324,072
   Advisor Class .............................................................................      763,227,503        281,492,911
                                                                                                ------------------------------------
 Total capital share transactions ............................................................      666,077,739      2,483,822,729
                                                                                                ------------------------------------

 Redemption fees .............................................................................           80,608            181,730
                                                                                                ------------------------------------

       Net increase (decrease) in net assets .................................................    3,734,232,035      3,916,298,025
Net assets:
 Beginning of year ...........................................................................   15,328,486,419     11,412,188,394
                                                                                                ------------------------------------
 End of year .................................................................................  $19,062,718,454    $15,328,486,419
                                                                                                ====================================
Undistributed net investment income included in net assets:
 End of year .................................................................................  $   175,749,073    $   177,438,318
                                                                                                ====================================


30 |  See notes to financial statements.  |  Annual Report

Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Foreign Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. consisting of two separate series. Templeton Funds, Inc. is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining fund in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the


                                                             Annual Report  | 31

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.



32 |  Annual Report

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by Templeton Funds, Inc. are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of Templeton Funds, Inc. Fund specific expenses are charged directly to the Fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting year. Actual results could differ from those estimates.



                                                             Annual Report  | 33

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton funds' Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At August 31, 2005, there were 3.9 billion shares of Templeton Funds, Inc. authorized ($1.00 par value), of which 2.7 billion shares were classified as, and allocated to, the Fund. Transactions in the Fund's shares were as follows:

                                               -------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                                                2005                                          2004
                                               -------------------------------------------------------------------------------------
                                                   SHARES                  AMOUNT               SHARES                  AMOUNT
                                               -------------------------------------------------------------------------------------

CLASS A SHARES:
 Shares sold ................................   304,697,362          $ 3,659,746,659          529,901,793          $ 5,560,556,885
 Shares issued in reinvestment of
  distributions .............................    23,280,535              261,602,080           17,760,833              176,505,043
 Shares issued on merger
  (Note 9) ..................................            --                       --            3,720,765               36,761,330
 Shares redeemed ............................  (340,513,796)          (4,089,278,346)        (366,465,739)          (3,840,810,144)
                                               -------------------------------------------------------------------------------------
 Net increase (decrease) ....................   (12,535,899)         $  (167,929,607)         184,917,652          $ 1,933,013,114
                                               =====================================================================================




34 |  Annual Report

Templeton Foreign Fund

2. CAPITAL STOCK (CONTINUED)

                                               -------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                                   2005                                       2004
                                               -------------------------------------------------------------------------------------
                                                   SHARES                   AMOUNT               SHARES                  AMOUNT
                                               -------------------------------------------------------------------------------------
CLASS B SHARES:
 Shares sold ................................     1,555,187            $  18,077,425            5,409,338          $    56,245,126
 Shares issued in reinvestment of
  distributions .............................       238,884                2,642,884              179,187                1,748,133
 Shares redeemed ............................    (1,972,680)             (23,415,678)          (1,720,645)             (18,089,329)
                                               -------------------------------------------------------------------------------------
 Net increase (decrease) ....................      (178,609)            $ (2,695,369)           3,867,880          $    39,903,930
                                               =====================================================================================
CLASS C SHARES:
 Shares sold ................................    18,413,417            $ 218,475,505           30,509,222          $   318,483,878
 Shares issued in reinvestment of
  distributions .............................     1,336,883               14,828,204            1,021,682                9,986,179
 Shares redeemed ............................   (16,686,156)            (198,440,855)         (14,369,763)            (150,381,355)
                                               -------------------------------------------------------------------------------------
 Net increase (decrease) ....................     3,064,144            $  34,862,854           17,161,141          $   178,088,702
                                               =====================================================================================
CLASS R SHARES:
 Shares sold ................................     7,141,384            $  85,405,546            6,679,102          $    70,817,402
 Shares issued in reinvestment of
  distributions .............................       211,180                2,357,422              111,580                1,102,092
 Shares issued on merger
  (Note 9)...................................            --                       --            1,423,906               13,911,650
 Shares redeemed ............................    (4,071,304)             (49,150,610)          (3,301,685)             (34,507,072)
                                               -------------------------------------------------------------------------------------
 Net increase (decrease) ....................     3,281,260            $  38,612,358            4,912,903          $    51,324,072
                                               =====================================================================================
ADVISOR CLASS SHARES:
 Shares sold ................................    81,064,337            $ 975,160,244           34,924,844          $   365,757,590
 Shares issued in reinvestment of
  distributions .............................     1,167,912               13,111,683              556,200                5,523,927
 Shares redeemed ............................   (18,725,639)            (225,044,424)          (8,511,174)             (89,788,606)
                                               -------------------------------------------------------------------------------------
 Net increase (decrease) ....................    63,506,610            $ 763,227,503           26,969,870          $   281,492,911
                                               =====================================================================================


3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------------------------------------------------
 SUBSIDIARY                                               AFFILIATION
------------------------------------------------------------------------------------------------------------------------------------
  Templeton Global Advisors Limited (TGAL)                                             Investment manager
  Franklin Templeton Services, LLC (FT Services)                                       Administrative manager
  Franklin/Templeton Distributors, Inc. (Distributors)                                 Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)                        Transfer agent






                                                             Annual Report  | 35

Templeton Foreign Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.630%          Up to and including $1 billion
        0.615%          Over $1 billion, up to and including $5 billion
        0.600%          Over $5 billion, up to and including $10 billion
        0.580%          Over $10 billion, up to and including $15 billion
        0.560%          Over $15 billion, up to and including $20 billion
        0.540%          In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on Templeton Funds, Inc. aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.150%          Up to and including $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the ClassA reimbursement distribution plan, costs exceeding the maximum for the current plan year may be reimbursed in subsequent periods. At August 31, 2005, Distributors advised the Fund that unreimbursed costs were $59,144,852.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ............. 1.00%
Class C ............. 1.00%
Class R ............. 0.50%






36 |  Annual Report

Templeton Foreign Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received a ............................  $786,085
Contingent deferred sales charges retained ..............  $353,088 a Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $33,100,400, of which $16,651,222 was retained by Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At August 31, 2005, the Fund had remaining tax basis capital losses of $26,284,540 from the merged Fiduciary International Equity Fund, Templeton Latin America Fund, Templeton Pacific Growth Fund, and Victory International Fund, which may be carried over to offset future capital gains, subject to certain limitations under the Internal Revenue Code. During the year ended August 31, 2005, the Templeton Foreign Fund utilized $197,432,185 of capital loss carryforwards, which included $5,166,332 from the merged Funds. At August 31, 2005, capital loss carryforwards expire as follows:

Capital loss carryovers expiring in:
2008 ...................................................... $ 7,019,789
2009 ......................................................   4,573,249
2010 ......................................................  12,417,427
2011 ......................................................   2,274,075
                                                           ------------
                                                            $26,284,540
                                                           ============

The tax character of distributions paid during the years ended August 31, 2005 and 2004, was as follows:

                                               ----------------------------
                                                 2005            2004
                                               ----------------------------
Distributions paid from:
 Ordinary income                               $315,059,760    $230,410,779
 Long term capital gain                          27,950,655              --
                                               ----------------------------
                                               $343,010,415    $230,410,779
                                               ============================






                                                             Annual Report  | 37

Templeton Foreign Fund

5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of passive foreign investment company shares, foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

At August 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ......................................  $15,079,850,645
                                                            ===============

Unrealized appreciation ..................................  $ 3,679,509,270
Unrealized depreciation ..................................      (39,876,025)
                                                            ---------------
Net unrealized appreciation (depreciation) ...............  $ 3,639,633,245
                                                            ===============


Undistributed ordinary income ............................   $  261,991,548
Undistributed long term capital gains ....................      705,838,335
                                                            ---------------
Distributable earnings ...................................   $  967,829,883
                                                            ===============


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2005 aggregated $5,407,763,635 and $5,227,382,912, respectively.


7. RISK OF INVESTING IN FOREIGN SECURITIES

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.








38 |  Annual Report

Templeton Foreign Fund

8. HOLDINGS OF 5% VOTING SECURITIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the year ended August 31, 2005 were as shown below:

------------------------------------------------------------------------------------------------------------------------------------
                         NUMBER OF                                      NUMBER OF
                        SHARES HELD                                    SHARES HELD        VALUE
                       AT BEGINNING      GROSS          GROSS             AT END          AT END   INVESTMENT       REALIZED CAPITAL
  NAME OF ISSUER          OF YEAR      ADDITIONS      REDUCTIONS         OF YEAR         OF YEAR     INCOME           GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
  Holmen AB, B .......   3,653,879         --         2,402,396         1,251,483         $ -- a   $       --         $ 2,557,068
  Satyam Computers
   Services Ltd. .....  18,631,754         --         9,829,897         8,801,857           -- a    1,135,959           7,585,316
                                                                                         -------------------------------------------
                               TOTAL AFFILIATED SECURITIES (0.00% of Net Assets)          $ --     $1,135,959         $10,142,384
                                                                                         ===========================================

a As of August 31, 2005, no longer an affiliate.

9. MERGERS

On October 24, 2003, the Fund acquired the net assets of Victory International Fund ("VIF") pursuant to a plan of reorganization approved by the Victory International Fund's shareholders. The merger was accomplished by a tax-free exchange of 3,720,765 Class A shares, and 1,423,906 Class R shares (valued at $9.88 per share and $9.77 per share, respectively) of the Fund for the net assets of the Victory International Fund which aggregated $50,672,980, including $1,465,250 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $12,357,987,189.


10. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").






                                                             Annual Report  | 39

Templeton Foreign Fund

10. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)
Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds, including the Fund, and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS
On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.






40 |  Annual Report

Templeton Foreign Fund

10. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.






                                                             Annual Report  | 41

Templeton Foreign Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON FOREIGN FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Foreign Fund (the "Fund"), a series of Templeton Funds, Inc., at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 10, 2005




42 |  Annual Report

Templeton Foreign Fund

TAX DESIGNATION (UNAUDITED)


Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $733,788,990 as a capital gain dividend for the fiscal year ended August 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $401,947,919 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2005, more than 50% of the Templeton Foreign Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the tables below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on October 20, 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, Class R and Advisor Class shareholders of record.








                                                             Annual Report  | 43

Templeton Foreign Fund

  RECORD DATE: 10/20/2005

----------------------------------------------------------------------------------------------------------
                                                                        CLASS A
                                                  FOREIGN TAX           FOREIGN             FOREIGN
                                                     PAID             SOURCE INCOME    QUALIFIED DIVIDEND
  COUNTRY                                         PER SHARE            PER SHARE           PER SHARE
----------------------------------------------------------------------------------------------------------
  Australia .................................      $0.0003              $0.0109            $0.0092
  Bermuda ...................................       0.0000               0.0037             0.0037
  Brazil ....................................       0.0003               0.0013             0.0001
  Canada ....................................       0.0014               0.0050             0.0050
  China .....................................       0.0000               0.0037             0.0018
  Finland ...................................       0.0021               0.0087             0.0080
  France ....................................       0.0014               0.0065             0.0061
  Germany ...................................       0.0019               0.0112             0.0066
  Hong Kong .................................       0.0000               0.0181             0.0000
  India .....................................       0.0000               0.0037             0.0031
  Italy .....................................       0.0005               0.0023             0.0023
  Japan .....................................       0.0013               0.0114             0.0106
  Mexico ....................................       0.0000               0.0053             0.0053
  Netherlands ...............................       0.0037               0.0157             0.0157
  New Zealand ...............................       0.0000               0.0030             0.0000
  Norway ....................................       0.0002               0.0009             0.0008
  Philippines ...............................       0.0002               0.0005             0.0005
  Singapore .................................       0.0000               0.0009             0.0000
  South Africa ..............................       0.0001               0.0016             0.0000
  South Korea ...............................       0.0041               0.0152             0.0152
  Spain .....................................       0.0010               0.0050             0.0050
  Sweden ....................................       0.0023               0.0104             0.0100
  Switzerland ...............................       0.0016               0.0062             0.0062
  Taiwan ....................................       0.0031               0.0095             0.0036
  Thailand ..................................       0.0000               0.0002             0.0000
  United Kingdom ............................       0.0000               0.0526             0.0524
                                                 ---------------------------------------------------------
  TOTAL .....................................      $0.0255              $0.2135            $0.1712
                                                 =========================================================






44 |  Annual Report

Templeton Foreign Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)


----------------------------------------------------------------------------------------------------------
                                                                        CLASS B
                                                 FOREIGN TAX            FOREIGN            FOREIGN
                                                     PAID             SOURCE INCOME    QUALIFIED DIVIDEND
  COUNTRY                                         PER SHARE            PER SHARE          PER SHARE
----------------------------------------------------------------------------------------------------------
  Australia .................................      $0.0003              $0.0067            $0.0056
  Bermuda ...................................       0.0000               0.0023             0.0023
  Brazil ....................................       0.0003               0.0008             0.0000
  Canada ....................................       0.0014               0.0031             0.0031
  China .....................................       0.0000               0.0023             0.0011
  Finland ...................................       0.0021               0.0054             0.0049
  France ....................................       0.0014               0.0040             0.0038
  Germany ...................................       0.0019               0.0069             0.0040
  Hong Kong .................................       0.0000               0.0111             0.0000
  India .....................................       0.0000               0.0023             0.0019
  Italy .....................................       0.0005               0.0014             0.0014
  Japan .....................................       0.0013               0.0071             0.0066
  Mexico ....................................       0.0000               0.0032             0.0032
  Netherlands ...............................       0.0037               0.0097             0.0097
  New Zealand ...............................       0.0000               0.0019             0.0000
  Norway ....................................       0.0002               0.0006             0.0006
  Philippines ...............................       0.0002               0.0003             0.0003
  Singapore .................................       0.0000               0.0005             0.0000
  South Africa ..............................       0.0001               0.0010             0.0000
  South Korea ...............................       0.0041               0.0093             0.0093
  Spain .....................................       0.0010               0.0031             0.0031
  Sweden ....................................       0.0023               0.0064             0.0062
  Switzerland ...............................       0.0016               0.0039             0.0039
  Taiwan ....................................       0.0031               0.0058             0.0022
  Thailand ..................................       0.0000               0.0001             0.0000
  United Kingdom ............................       0.0000               0.0323             0.0322
                                                 ---------------------------------------------------------
  TOTAL .....................................      $0.0255             $0.1315             $0.1054
                                                 =========================================================








                                                             Annual Report  | 45

Templeton Foreign Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)


----------------------------------------------------------------------------------------------------------
                                                                        CLASS C
                                                 FOREIGN TAX            FOREIGN            FOREIGN
                                                     PAID            SOURCE INCOME    QUALIFIED DIVIDEND
  COUNTRY                                         PER SHARE            PER SHARE          PER SHARE
----------------------------------------------------------------------------------------------------------
  Australia .................................      $0.0003              $0.0069            $0.0058
  Bermuda ...................................       0.0000               0.0023             0.0023
  Brazil ....................................       0.0003               0.0009             0.0000
  Canada ....................................       0.0014               0.0032             0.0032
  China .....................................       0.0000               0.0023             0.0011
  Finland ...................................       0.0021               0.0055             0.0050
  France ....................................       0.0014               0.0041             0.0039
  Germany ...................................       0.0019               0.0071             0.0042
  Hong Kong .................................       0.0000               0.0115             0.0000
  India .....................................       0.0000               0.0023             0.0019
  Italy .....................................       0.0005               0.0015             0.0015
  Japan .....................................       0.0013               0.0073             0.0068
  Mexico ....................................       0.0000               0.0033             0.0033
  Netherlands ...............................       0.0037               0.0100             0.0100
  New Zealand ...............................       0.0000               0.0019             0.0000
  Norway ....................................       0.0002               0.0006             0.0006
  Philippines ...............................       0.0002               0.0003             0.0003
  Singapore .................................       0.0000               0.0006             0.0000
  South Africa ..............................       0.0001               0.0010             0.0000
  South Korea ...............................       0.0041               0.0096             0.0096
  Spain .....................................       0.0010               0.0031             0.0031
  Sweden ....................................       0.0023               0.0066             0.0064
  Switzerland ...............................       0.0016               0.0040             0.0040
  Taiwan ....................................       0.0031               0.0060             0.0023
  Thailand ..................................       0.0000               0.0001             0.0000
  United Kingdom ............................       0.0000               0.0332             0.0331
                                                 ---------------------------------------------------------
  TOTAL .....................................      $0.0255              $0.1352            $0.1084
                                                 =========================================================







46 |  Annual Report

Templeton Foreign Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)


----------------------------------------------------------------------------------------------------------
                                                                         CLASS R
                                                  FOREIGN TAX            FOREIGN           FOREIGN
                                                     PAID             SOURCE INCOME    QUALIFIED DIVIDEND
  COUNTRY                                         PER SHARE            PER SHARE          PER SHARE
----------------------------------------------------------------------------------------------------------
  Australia .................................      $0.0003              $0.0099            $0.0083
  Bermuda ...................................       0.0000               0.0034             0.0034
  Brazil ....................................       0.0003               0.0012             0.0001
  Canada ....................................       0.0014               0.0046             0.0046
  China .....................................       0.0000               0.0034             0.0017
  Finland ...................................       0.0021               0.0079             0.0072
  France ....................................       0.0014               0.0059             0.0056
  Germany ...................................       0.0019               0.0102             0.0060
  Hong Kong .................................       0.0000               0.0164             0.0000
  India .....................................       0.0000               0.0033             0.0028
  Italy .....................................       0.0005               0.0021             0.0021
  Japan .....................................       0.0013               0.0104             0.0096
  Mexico ....................................       0.0000               0.0048             0.0048
  Netherlands ...............................       0.0037               0.0143             0.0143
  New Zealand ...............................       0.0000               0.0028             0.0000
  Norway ....................................       0.0002               0.0008             0.0008
  Philippines ...............................       0.0002               0.0005             0.0005
  Singapore .................................       0.0000               0.0008             0.0000
  South Africa ..............................       0.0001               0.0015             0.0000
  South Korea ...............................       0.0041               0.0138             0.0138
  Spain .....................................       0.0010               0.0045             0.0045
  Sweden ....................................       0.0023               0.0094             0.0091
  Switzerland ...............................       0.0016               0.0057             0.0057
  Taiwan ....................................       0.0031               0.0086             0.0033
  Thailand ..................................       0.0000               0.0002             0.0000
  United Kingdom ............................       0.0000               0.0476             0.0474
                                                 ---------------------------------------------------------
  TOTAL .....................................      $0.0255              $0.1940            $0.1556
                                                 =========================================================








                                                             Annual Report  | 47

Templeton Foreign Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)


----------------------------------------------------------------------------------------------------------
                                                                      ADVISOR CLASS
                                                 FOREIGN TAX             FOREIGN           FOREIGN
                                                     PAID             SOURCE INCOME    QUALIFIED DIVIDEND
  COUNTRY                                         PER SHARE            PER SHARE          PER SHARE
----------------------------------------------------------------------------------------------------------
  Australia .................................      $0.0003              $0.0123            $0.0103
  Bermuda ...................................       0.0000               0.0042             0.0042
  Brazil ....................................       0.0003               0.0015             0.0001
  Canada ....................................       0.0014               0.0057             0.0057
  China .....................................       0.0000               0.0042             0.0021
  Finland ...................................       0.0021               0.0098             0.0090
  France ....................................       0.0014               0.0073             0.0069
  Germany ...................................       0.0019               0.0126             0.0074
  Hong Kong .................................       0.0000               0.0204             0.0000
  India .....................................       0.0000               0.0041             0.0034
  Italy .....................................       0.0005               0.0026             0.0026
  Japan .....................................       0.0013               0.0129             0.0120
  Mexico ....................................       0.0000               0.0060             0.0060
  Netherlands ...............................       0.0037               0.0178             0.0178
  New Zealand ...............................       0.0000               0.0034             0.0000
  Norway ....................................       0.0002               0.0010             0.0009
  Philippines ...............................       0.0002               0.0006             0.0006
  Singapore .................................       0.0000               0.0010             0.0000
  South Africa ..............................       0.0001               0.0018             0.0000
  South Korea ...............................       0.0041               0.0171             0.0171
  Spain .....................................       0.0010               0.0056             0.0056
  Sweden ....................................       0.0023               0.0117             0.0113
  Switzerland ...............................       0.0016               0.0070             0.0070
  Taiwan ....................................       0.0031               0.0107             0.0041
  Thailand ..................................       0.0000               0.0003             0.0000
  United Kingdom ............................       0.0000               0.0593             0.0591
                                                 ---------------------------------------------------------
  TOTAL .....................................      $0.0255              $0.2409            $0.1932
                                                 =========================================================


Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates.








48 |  Annual Report

Templeton Foreign Fund

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you have foreign source qualified dividends, you may be required to make certain adjustments to those amounts before taking them into account on line 1 of Form 1116. However, you may qualify for an adjustment exception. Please see the instructions to Form 1116 for more information.

In January 2006, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2005. The Foreign Source Income reported on Form 1099-DIV has not been reduced to take into account the tax rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2005 individual income tax returns.






                                                             Annual Report  | 49

Templeton Foreign Fund

BOARD MEMBERS AND OFFICERS


The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS






------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                            LENGTH OF        FUND COMPLEX OVERSEEN
 AND ADDRESS                     POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (1932)         Director       Since 1992       141                        Director, Bar-S Foods (meat packing
 500 East Broward Blvd.                                                                     company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
 Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (1944)        Director       Since 2003       20                         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Limited; Director, Provo Power Company
 Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
 (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (1932)      Director       Since 1992       142                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (1952)         Director       Since 2003       137                        Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                                     (exploration and refining of oil and
 Suite 2100                                                                                 gas), H.J. Heinz Company (processed
 Fort Lauderdale, FL 33394-3091                                                             foods and allied products), RTI
                                                                                            International Metals, Inc. (manufac-
                                                                                            ture and distribution of titanium),
                                                                                            Canadian National Railway (railroad),
                                                                                            and White Mountains Insurance
                                                                                            Group, Ltd. (holding company).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
 the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
 Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


50 |  Annual Report

                                                                 NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                            LENGTH OF        FUND COMPLEX OVERSEEN
 AND ADDRESS                     POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (1928)        Director       Since 1993       141                        Director, Martek Biosciences
 500 East Broward Blvd.                                                                     Corporation, MedImmune, Inc.
 Suite 2100                                                                                 (biotechnology), and Overstock.com
 Fort Lauderdale, FL 33394-3091                                                             (Internet services); and FORMERLY,
                                                                                            Director, MCI Communication
                                                                                            Corporation (subsequently known as
                                                                                            MCI WorldCom, Inc. and WorldCom,
                                                                                            Inc.) (communications services)
                                                                                            (1988-2002), White Mountains
                                                                                            Insurance Group, Ltd. (holding
                                                                                            company) (1987-2004) and
                                                                                            Spacehab, Inc. (aerospace services)
                                                                                            (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
 Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
 and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (1929)         Director       Since 1990        27                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
 (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (1932)           Director       Since 2003       101                        Director, White Mountains Insurance
 500 East Broward Blvd.                                                                     Group, Ltd. (holding company),
 Suite 2100                                                                                 Amerada Hess Corporation (explo-
 Fort Lauderdale, FL 33394-3091                                                             ration and refining of oil and gas) and
                                                                                            Sentient Jet (private jet service); and
                                                                                            formerly, Director, Becton Dickinson
                                                                                            and Company (medical technology),
                                                                                            Cooper Industries, Inc.
                                                                                            (electrical products and tools and
                                                                                            hardware), Health Net, Inc. (FORMERLY,
                                                                                            Foundation Health) (integrated man-
                                                                                            aged care), The Hertz Corporation,
                                                                                            Pacific Southwest Airlines, The RCA
                                                                                            Corporation, Unicom (formerly,
                                                                                            Commonwealth Edison) and UAL
                                                                                            Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
 (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                  Annual Report | 51

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                            LENGTH OF        FUND COMPLEX OVERSEEN
 AND ADDRESS                     POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS    Director       Since 2003       20                         None
 (1954)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS


------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                            LENGTH OF        FUND COMPLEX OVERSEEN
 AND ADDRESS                     POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (1930)      Director       Since 1993       15                         Director, Amerada Hess Corporation (ex-
 500 East Broward Blvd.                                                                     ploration and refining of oil and gas),
 Suite 2100                                                                                 Total Logistics, Inc. (formerly C2,
 Fort Lauderdale, FL 33394-3091                                                             Inc.) (operating and investment busi-
                                                                                            ness) and Weatherford International,
                                                                                            Ltd (oilfield products and servicing)
                                                                                            (2004-present); and FORMERLY,
                                                                                            Director, H.J. Heinz Company
                                                                                            (processed foods and allied products)
                                                                                            (1987-1988; 1993-2003).
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
 Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
 Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
 Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S.
 Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (1933)     Director,      Vice President   141                        None
 One Franklin Parkway            Chairman of    since 1992 and
 San Mateo, CA 94403-1906        the Board and  Chairman of the
                                 Vice President Board and
                                                Director since
                                                1995
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


52 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                            LENGTH OF        FUND COMPLEX OVERSEEN
 AND ADDRESS                     POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR.        Director and   Director since   125                        None
 (1940)                          Vice           1992 and Vice
 One Franklin Parkway            President      President since
 San Mateo, CA 94403-1906                       1996
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
 officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (1945)          Vice President  Since 1996      Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (1952)           Chief          Since 2004       Not Applicable             Not Applicable
 One Franklin Parkway            Compliance
 San Mateo, CA 94403-1906        Officer
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director, Global Compliance, Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments;
 and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (1964)       President and  President since  Not Applicable             Not Applicable
 PO Box N-7759                   Chief          2001 and Chief
 Lyford Cay, Nassau, Bahamas     Executive      Executive Officer
                                 Officer -      - Investment
                                 Investment     Management
                                 Management     since 2002
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; officer of 14 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (1947)         Senior Vice     Since 2002      Not Applicable             Not Applicable
 500 East Broward Blvd.          President and
 Suite 2100                      Chief
 Fort Lauderdale, FL 33394-3091  Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report  | 53

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                            LENGTH OF        FUND COMPLEX OVERSEEN
 AND ADDRESS                     POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (1947)            Vice President Since 2000       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
 Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
 and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (1947)         Vice President Since 2000       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (1940)              Vice President Since 1994        Not Applicable             Not Applicable
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
 Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (1937)        Vice President Since 2002       Not Applicable             Not Applicable
 600 Fifth Avenue                - AML
 Rockefeller Center              Compliance
 New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton
 Institutional Suisse SA, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 ROBERT C. ROSSELOT (1960)       Secretary      Since            Not Applicable             Not Applicable
 500 East Broward Blvd.                         December 2004
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton
 Investment Counsel, LLC and Fiduciary Trust International of the South; and officer of 14 of the investment companies in Franklin
 Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company of America.
------------------------------------------------------------------------------------------------------------------------------------


54 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                            LENGTH OF        FUND COMPLEX OVERSEEN
 AND ADDRESS                     POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GREGORY R. SEWARD (1956)        Treasurer      Since 2004       Not Applicable             Not Applicable
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Franklin Templeton Services, LLC; officer of 14 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (1937)        Vice President Since 2000       Not Applicable             Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (1951)          Chief          Since 2004       Not Applicable             Not Applicable
 500 East Broward Blvd.          Financial
 Suite 2100 Fort Lauderdale,     Officer and
 FL 33394-3091                   Chief
                                 Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; officer of 48 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1991 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2004, CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY CHAIRMAN FROM 1980-2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD., AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.



                                                             Annual Report  | 55

Templeton Foreign Fund

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held May 11, 2005, the Board of Directors ("Board"), including a majority of non-interested or independent Directors, approved renewal of the investment advisory contract for the Templeton Foreign Fund ("Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the Fund's profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment advisory contract for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with, as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund






56 |  Annual Report

Templeton Foreign Fund

Templeton Foreign Fund

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third-party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Directors who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2005, as well as the previous ten years ending on such date in comparison with a performance universe consisting of the Fund and all retail and institutional international multi-cap core funds as selected by Lipper. The following summarizes the performance results for the Fund.

The Lipper report for the Fund showed its total return to be in the fourth quintile of such universe for the one-year period, but on an annualized basis ranks in the upper half of such universe for the previous three-year period, and in the highest and second highest quintiles, respectively, of the Templeton Foreign Fund universe for the previous five- and ten-year periods. The Board was satisfied with such performance.








                                                             Annual Report  | 57

Templeton Foreign Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis included administrative charges as being part of the management fee and actual total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the effective management fee rates for the Fund were below the median for its respective Lipper expense group and that the actual total expenses for the Templeton Foreign Fund were in the second lowest quintile of its expense group. The Board was satisfied with the comparative expenses of the Fund, noting that in the previous year it had taken steps to lower expenses through adding additional breakpoints to the Fund's management fee, which took effect June 1, 2004.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Fund for purposes of determining profitability. Included in the analysis for the Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to the Fund, as well as the relative contribution of the Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the





58 |  Annual Report

Templeton Foreign Fund

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment advisory contract, as revised effective June 1, 2004, provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services, which starts at 0.15% on the first $200 million of fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2004, the net assets of the Templeton Foreign Fund were approximately $18 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with the Fund and its shareholders.






                                                             Annual Report  | 59

Templeton Foreign Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.






60 |  Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS
INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
 Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund


TAX-FREE INCOME 5
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS
California Limited-Term
 Tax-Free Income Fund
Federal Limited-Term
 Tax-Free Income Fund
New York Limited-Term
 Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products
 Trust 8


1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders and select retirement plans. 3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
5.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. 6.Portfolio of insured municipal securities.
7.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/05                                              Not part of the annual report

           (LOGO)
     FRANKLIN TEMPLETON        One Franklin Parkway
         INVESTMENTS           San Mateo, CA 94403-1906

      [GRAPHIC OMITTED]


[ ] WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
    Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON FOREIGN FUND


INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



104 A2005 10/05





ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $218,293 for the fiscal year ended August 31, 2005 and $115,740 for the fiscal year ended August 31, 2004.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended August 31, 2005 and $48,579 for the fiscal year ended August 31, 2004. The services for which these fees were paid included attestation services.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $19,591 for the fiscal year ended August 31, 2005 and $0 for the fiscal year ended August 31, 2004. The services for which these fees were paid included tax compliance and advise.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2005 and $9,302 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,500 for the fiscal year ended August 31, 2005 and $90,698 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

     (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $24,091 for the fiscal year ended August 31, 2005 and $148,579 for the fiscal year ended August 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END  MANAGEMENT INVESTMENT COMPANIES.

             N/A/

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.             N/A/

ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS, INC.

By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 21, 2005


By /s/Galen G. Vetter
Chief Financial Officer
Date  October 21, 2005